SOLICITATION, OFFER AND AWARD
1.  THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)
PAGE 1 OF 125 PAGES
2.  CONTRACT NO.  N00024-96-C-8500
3.  SOLICITATION NO. N00024-96-R-8500
4.  TYPE OF SOLICITATION ( ) SEALED BID (x) NEGOTIATED (RFP)
5.  DATE ISSUED  04 MARCH 96
5.  REQ/PURCHASE N00024-96-NR-91808
ISSUED BY               ADDRESS OFFER TO   (If other than Item 7)
NAVAL SEA SYSTEMS COMMAND         DEPARTMENT OF THE NAVY
BUYER/SYMBOL: DUANE T. ROBINSON
                             NAVAL SEA SYSTEMS COMMAND, SEA 0291
2531 JEFFERSON DAVIS HWY      2531 JEFFERSON DAVIS HWY, RM 5E40
ARLINGTON, VA  22242-5160           ARLINGTON, VA  22242-5160
NOTE:  If sealed bid solicitations, "offer" and "offeror" mean
"bid" and "bidder"
                            SOLICITATION
9. Sealed offers in original and 1 signed copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in Block 8 unless 2:00 p.m. Eastern 23 APRIL 06
CAUTION - LATE Submissions, Modifications and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-10. All offers are subject to all terms conditions contained in this solicitation.
10.  FOR INFORMATION  CALL
A.  DUANE T. ROBINSON
B.  (703) 602- 7714   NO COLLECT CALLS
11.  TABLE OF CONTENTS
PART I - THE SCHEDULE                      PAGES
X  A SOLICITATION/CONTRACT FORM              1
X  B SUPPLIES OR SERVICES AND PRICES/COSTS   2-40
X  C DESCRIPTION/SPECS/WORK STATEMENT        41-72
X  D PACKAGING AND MARKING                   73
X  E INSPECTION AND ACCEPTANCE               74-78
X  F DELIVERIES OR PERFORMANCE               79-84
X  G CONTRACT ADMINISTRATION DATA           85-86
X  H SPECIAL CONTRACT REQUIREMENTS          87-102
PART II - CONTRACT CLAUSES
X  I CONTRACT CLAUSES                       103-124
PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
X  J LIST OF ATTACHMENTS                    125
PART IV - REPRESENTATIONS AND INSTRUCTIONS
X  K REPRESENTATIONS, CERTIFICATIONS
     AND OTHER STATEMENTS OF OFFERORS
X  L INSTS., CONDS, AND NOTICE TO OFFERORS
X  M EVALUATION FACTORS FOR AWARD
OFFER (Must be fully completed by offeror)
NOTE: Item 12 does not apply if the solicitation includes provisions in 52.214-16 Minimum Bid Acceptance Period
12. In compliance with the above, the undersigned agrees, if this offer is accepted within 60 calendar days (60 days unless a different period is inserted by the Offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.
13.   DISCOUNT FOR PROMPT PAYMENT
14. ACKNOWLEDGMENT OF AMENDMENTS (The offeror acknowledges receipt of amendments to the SOLICITATION for offers and related documents numbered and dated:
AMENDMENT NO.          DATE
0001                  4/3/96
15A.  NAME AND ADDRESS OF OFFEROR   16.  NAME AND TITLE OF PERSON
CEC NO.                                 AUTHORIZED TO SIGN OFFER
Todd Pacific Shipyards Corporation              Roland H. Webb
1801 16th Avenue S.W.                         President & COO
Seattle, WA  98134
TIN NO: 13-2906669
15B.  TELEPHONE NO. (Include area code)
(206) 623-1635
15C. CHECK IF REMITTANCE ADDRESS IS DIFFERENT FROM ABOVE, ENTER SUCH ADDRESS IN SCHEDULE ( )
17.  SIGNATURE   /s/ Roland H. Webb
18.  OFFER DATE  APRIL 23, 1996
                                     AWARD
19.  ACCEPTED AS TO ITEMS NUMBERED    0001 - 0007
20.  AMOUNT  $30,116.00
21.  ACCOUNTING AND APPROPRIATION  SEE ATTACHMENT J-4
22.  AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION
N/A
   (  ) 10 U.S.C. 2304(c)  (   )
     (  ) 41 U.S.C. 253(c)   (   )
23.  SUBMIT INVOICES TO ADDRESS SHOWN IN  ITEM 24
24.  ADMINISTERED BY (If other than Item 7)
Supervisor of Shipbuilding, Conversion & Repair, USN
Puget Sound, 2802 Wetmore Ave. Suite 500, Code 400
Everett, WA  98201-3518
25.  PAYMENT WILL BE MADE BY
DAO - CLEVELAND CENTER
937 HARBOR DRIVE, ATTN: CODE SDBCA
SAN DIEGO, CA 92132
EFFECTIVE DATE:  16 April 1996
26.  NAME OF CONTRACTING OFFICER  LCDR DALE P. COTTONGIM, SC, US
NAVY
27.  UNITED STATES OF AMERICA  /s/ Jonathan B. Hall
28.  AWARD DATE  20 MAY 96
IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.

SUPPLIES OR SERVICES AND PRICES/COST

ITEM      SUPPLIES/SERVICES                AMOUNT
FY 96
0001     Accomplish FY 96 Procurement Fee-Bearing Est Cost 28,984
         of Long Lead Time Material    *Cost of Money for
        (LLTM) for USS CAMDEN      Facilities Capital (FCOM) $552
        (AOE 2) FY 97 PMA               Total CLIN Est Cost
        (See Section C)             (Exclusive of Fee)    $29,536
                                     *Base Fee (Max 3% of
                                     Fee Bearing Est Cost) $ 580
                                    *CLIN Total         $ 30,116
                                      *Award Fee Pool   $  2,319

0001AB  Title "D" and "F" SHIPALTS  Fee Bearing Est Cost  $28,984
        and Repairs                 FCOM                  $   552
                                     Total Est Cost
$29,536
                                     Base Fee             $   580
                                     Sub-CLIN Total       $30,116
                                     Award Fee Pool       $ 2,319

0002    Accomplish Non-Scheduled        See Section C
        Repair and Alteration
        Requirements between
        Availabilities

0003    Provisioned Item Order (PIO)    See Section C
        for Items 0001 and 0002, and
        if options are exercised, for
        Items 0008 thru 0029

0004    Data for Item 0001 and if        NSP
        options are exercised, for  * NSP = Not Separately Priced
        Items 0008 thru 0029 (See CDRL "A" attached)

0005    Provisioning Technical          See Section C
        Documentation for Items 0001
        and 0002 and if options are
        exercised for Items 0008 thru 0029
       (See CDRL Exhibit "B" attached)

0006    Data for Item 0002 (See CDRL      NSP
        Exhibit "C" attached)

0007    Messing and Berthing              See Section C

0008    Option

      FY 96 (OPTIONS)

  Accomplish FY 96 Advance          Fee-Bearing Est Cost $24,347
  Planning for USS CAMDEN           *Cost of Money for
  (AOE 2) FY 97 PMA               Facilities Capital (FCOM) $464
                                    Total CLIN Est Cost
                                      (Exclusive of Fee) $24,811
                                    *Base Fee (Max 3% of
                                     Fee Bearing Est Cost) $ 487
                                    *CLIN Total          $25,297
                                    *Award Fee Pool     $  1,948

0008AB  Title "D" and "F"           Fee Bearing Est Cost $20,289
        SHIPALTS and Repairs                       FCOM     $386
                                    Total Est Cost       $20,675
                                    Base Fee             $   406
                                    Sub-CLIN Total       $21,081
                                     Award Fee Pool       $1,623

0008AC   Title "K" SHIPALTS         Fee Bearing Est Cost $ 4,058
                                    FCOM                 $    77
                                    Total Est Cost       $ 4,135
                                    Base Fee             $    81
                                    Sub-CLIN Total       $ 4,216
                                    Award Fee Pool       $   325

0009    Option
        Accomplish FY 96            *Cost of Money for
        Advance Planning for      Facilities Capital (FCOM) $435
        USS RAINIER               Total CLIN Est Cost
        (AOE 7) FY 97 PMA         (Exclusive of Fee)     $26,623
                                  *Base Fee (Max 3% of
                                  (Fee Bearing Est Cost)    $484
                                  *CLIN Total            $25,107
                                  *Award Fee Pool         $1,935

0009AB  Title "D" and "F"          Fee Bearing Est Cost  $20,157
        SHIPALTS and Repairs       FCOM                     $362
                                   Total Est Cost        $20,519
                                   Base Fee              $   403
                                   Sub-CLIN Total        $20,923
                                   Award Fee Pool        $ 1,613

0009AC  Title "K" SHIPALTS          Fee Bearing Est Cost $ 4,031
                                    FCOM                 $    72
                                    Total Est Cost       $ 4,104
                                    Base Fee             $    81
                                    Sub-CLIN Total       $ 4,185
                                    Award Fee Pool       $   323

0010   Option                    Fee-Bearing Est Cost $5,479,146
       FY 97 (OPTIONS)           *Cost of Money for
       Accomplish Repair and Facilities Capital (FCOM)$71,025 Alterations for USS CAMDEN Total CLIN Est Cost
       (AOE 2) FY 97 PMA         (Exclusive of Fee)   $5,550,171
                                 *Base Fee (Max 3% of
                                 Fee Bearing Est Cost)  $109,583
                                 *CLIN Total          $5,659,754
                                 *Award Fee Pool      $  438,332

0010AB  Title "D" and "F"        Fee Bearing Est Cost $4,236,506
        SHIPALTS and Repairs     FCOM                $    56,859
                                 Total Est Cost      $ 4,293,364
                                 Base Fee            $    84,730
                                 Sub-CLIN Total       $4,378,094
                                 Award Fee Pool      $    38,920

0010AC  Title "K" SHIPALTS       Fee Bearing Est Cost $1,242,640
                                 FCOM                $    14,167
                                 Total Est Cost       $1,256,807
                                 Base Fee            $    24,853
                                 Sub-CLIN Total       $1,281,660
                                 Award Fee Pool          $99,411

0011  Option
      Accomplish Repair and      Fee-Bearing Est Cost $5,379,455
      Alterations for USS RAINIER   *Cost of Money for
      (AOE 7) FY 97 PMA      Facilities Capital (FCOM)   $56,184
                                 Total CLIN Est Cost
                                (Exclusive of Fee)    $5,435,640
                                    *Base Fee (Max 3% of
                                 Fee Bearing Est Cost)  $107,589
                                 *CLIN Total          $5,543,229
                                 *Award Fee Pool      $  430,356

0011AB   Title "D" and "F"       Fee Bearing Est Cost $4,114,347
         SHIPALTS and Repairs    FCOM                 $   44,978
                                 Total Est Cost       $4,159,325
                                 Base Fee             $   82,287
                                 Sub-CLIN Total       $4,241,612
                                 Award Fee Pool       $  329,148

0011AC   Title "K" SHIPALTS      Fee Bearing Est Cost $1,265,108
                                 FCOM                    $11,207
                                 Total Est Cost       $1,276,315
                                 Base Fee                $25,302
                                 Sub-CLIN Total       $1,301,617
                                 Award Fee Pool         $101,209

0012 Option
     Accomplish FY 97 Advance Fee-Bearing Est Cost $ 23,772 Planning for USS SACRAMENTO *Cost of Money for
     (AOE 1) FY 98 DPMA          Facilities Capital (FCOM)  $356
                                 Total CLIN Est Cost
                                 (Exclusive of Fee)     $ 24,129
                                 *Base Fee (Max 3% of
                                 Fee Bearing Est Cost)      $475
                                 *CLIN Total            $ 24,604
                                 *Award Fee Pool          $1,902

0012AB  Title "D" and "F"         Fee Bearing Est Cost   $19,810
        SHIPALTS and Repairs      FCOM                      $297
                                  Total Est Cost         $20,107
                                  Base Fee                 $ 396
                                  Sub-CLIN Total         $20,503
                                  Award Fee Pool          $1,585

0012AC  Title "K" SHIPALTS        Fee Bearing Est Cost    $3,962
                                  FCOM                       $59
                                  Total Est Cost          $4,021
                                  Base Fee                 $  79
                                  Sub-CLIN Total         $ 4,101
                                  Award Fee Pool            $317

0013  Option
      Accomplish USS BRIDGE       Fee-Bearing Est Cost   $27,896
      (AOE 10) FY 97 Advance      *Cost of Money for
      Planning, Engineering       Facilities Capital (FCOM) $416
      Management and Material     Total CLIN Est Cost
      Procurement Support for     (Exclusive of Fee)     $28,311
      the FY 98 PSA               *Base Fee (Max 3% of
                                  Fee Bearing Est Cost)     $558
                                  *CLIN Total            $28,869
                                  *Award Fee Pool         $2,232

0013AB  TYCOM Authorized Repairs  Fee Bearing Est Cost   $19,925
        (See Section C)           FCOM                      $297
                                  Total Est Cost         $20,222
                                  Base Fee                  $399
                                  Sub-CLIN Total         $20,621
                                  Award Fee Pool          $1,594

0013AF  NAVSEA Deferred Work      Fee Bearing Est Cost    $3,985
        Items (SCN Funded)        Total Est Cost          $4,044
        (See Section C)           Base Fee                $   80
                                  Sub-CLIN Total          $4,124
                                  Award Fee Pool            $319

0013AG  NAVSEA Post Delivery      Fee Bearing Est Cost    $3,985
        Work Items (SCN Funded)   FCOM                       $59
        (See Section C)           Total Est Cost          $4,044
                                  Base Fee                   $80
                                  Sub-CLIN Total          $4,124
                                  Award Fee Pool            $319

0014  Option
      FY 98 (OPTIONS)            Fee-Bearing Est Cost $8,752,971
      Accomplish Repair and      *Cost of Money for
      Alterations for          Facilities Capital (FCOM) $81,064
      USS SACRAMENTO (AOE 1)     Total CLIN Est Cost
      FY 98 DPMA                 (Exclusive of Fee)   $8,834,035
                                 *Base Fee (Max 3% of
                              Fee Bearing Est Cost)     $175,059
                            *CLIN Total               $9,009,094
                              *Award Fee Pool           $700,238

0014AA  Messing and Berthing       Fee Bearing Est Cost $681,261
                                       FCOM                 $253
                                   Total Est Cost       $681,514
                                    Base Fee             $13,625
                                   Sub-CLIN Total       $695,139
                                   Award Fee Pool       $_54,501

0014AB  Title "D" and "F"         Fee Bearing Est Cost$6,875,391
        SHIPALTS and Repairs      FCOM                  $ 70,044
                                  Total Est Cost      $6,945,435
                                  Base Fee              $137,508
                                  Sub-CLIN Total      $7,082,943
                                    Award Fee Pool      $550,031

0014AC  Title "K" SHIPALTS        Fee Bearing Est Cost$1,196,319
                                  FCOM                   $10,767
                                  Total Est Cost      $1,207,086
                                  Base Fee               $23,926
                                  Sub-CLIN Total      $1,231,012
                                  Award Fee Pool         $95,706

0015  Option
      Accomplish USS BRIDGE     Fee-Bearing Est Cost $ 6,575,747
      (AOE 10) Defined Work     *Cost of Money for
      Package for the FY 98 Facilities Capital (FCOM) $72,039 Post Shakedown Availability Total CLIN Est Cost
      (PSA)                     (Exclusive of Fee)   $ 6,647,786
                                *Base Fee (Max 3% of
                                  Fee Bearing Est Cost) $779,301
                                *Award Fee Pool         $526,060

0015AB TYCOM Authorized Repairs   Fee Bearing Est Cost$4,228,811
       (See Section C)            FCOM                $   45,350
                                  Total Est Cost      $4,274,160
                                  Base Fee            $   84,576
                                  Sub-CLIN Total      $4,358,737
                                  Award Fee Pool      $  338,305

0015AF  NAVSEA Deferred Work      Fee Bearing Est Cost  $483,416
        Items (SCN Funded)        FCOM                $    5,490
        (See Section C)           Total Est Cost        $488,906
                                  Base Fee                $9,668
                                  Sub-CLIN Total       $ 498,574
                                  Award Fee Pool      $___38,673

0015AG  NAVSEA Post Delivery      Fee Bearing Est Cost$1,863,520
        Work Items (SCN Funded)   FCOM                   $21,200
        (See Section C)           Total Est Cost      $1,884,720
                                  Base Fee              $ 37,270
                                  Sub-CLIN Total      $1,921,990
                                  Award Fee Pool        $149,082

0016  Option
      Accomplish FY 98            Fee-Bearing Est Cost   $24,189
      Advance Planning for        *Cost of Money for
      USS CAMDEN                  Facilities Capital (FCOM) $435
     (AOE 2) FY 99 PMA           (Exclusive of Fee)      $24,623
                                 *Base Fee (Max 3% of
                                  Fee Bearing Est Cost)     $484
                                 *CLIN Total             $25,107
                                 *Award Fee Pool        $  1,935

0016AB  Title "D" and "F"         Fee Bearing Est Cost $20,157
        SHIPALTS and Repairs      Total Est Cost       $20,159
                                  Base Fee             $   403
                                  Sub-CLIN Total       $20,923
                                  Award Fee Pool       $ 1,613

0016AC  Title "K" SHIPALTS        Fee Bearing Est Cost $ 4,031
                                      FCOM              $   72
                                  Total Est Cost       $ 4,104
                                  Base Fee             $    81
                                  Sub-CLIN Total        $4,185
                                  Award Fee Pool          $323

0017 Option
     Accomplish FY 98       Fee-Bearing Est Cost      $ 24,111
     Advance Planning       *Cost of Money for
     for USS RAINIER        Facilities Capital (FCOM)     $347
     (AOE 7) FY 99 PMA      Total CLIN Est Cost
                           (Exclusive of Fee)          $24,459
                            *Base Fee (Max 3% of
                            Fee Bearing Est Cost)         $482
                            *CLIN Total                $24,941
                            *Award Fee Pool             $1,929

0017AB Title "D" and "F"    Fee Bearing Est Cost       $20,093
       SHIPALTS and Repairs FCOM                          $289
                            Total Est Cost             $20,382
                            Base Fee                      $402
                            Sub-CLIN Total             $20,784
                            Award Fee Pool              $1,607

0017AC  Title "K" SHIPALTS  Fee Bearing Est Cost        $4,019
                            FCOM                           $58
                            Total Est Cost             $ 4,076
                            Base Fee                       $80
                            Sub-CLIN Total              $4,157
                            Award Fee Pool                $321

0018  FY 99 (OPTIONS)       Fee-Bearing Est Cost    $5,430,477
      Accomplish Repair and *Cost of Money for
      Alterations for USS   Facilities Capital (FCOM)  $55,427
      CAMDEN (AOE 2)        Total CLIN Est Cost
      FY 99 PMA             (Exclusive of Fee)      $5,485,905
                            *Base Fee (Max 3% of
                            Fee Bearing Est Cost)     $108,610
                            *CLIN Total             $5,594,514
                            *Award Fee Pool           $434,438

0018AB  Title "D" and "F"       Fee Bearing Est Cost$4,199,641
        SHIPALTS and Repairs    FCOM                   $44,372
                                Total Est Cost      $4,244,013
                                Base Fee            $   83,993
                                Sub-CLIN Total      $4,328,005
                                Award Fee Pool      $  335,971

0018AC Title "K" SHIPALTS       Fee Bearing Est Cost$1,230,837
                                FCOM                $   11,056
                                Total Est Cost      $1,241,892
                                Base Fee            $   24,617
                                Sub-CLIN Total      $1,266,509
                                Award Fee Pool         $98,467

0019  Option
      Accomplish Repair and    Fee-Bearing Est Cost $5,423,792
      Alterations for USS      *Cost of Money for
      RAINIER (AOE 7)        Facilities Capital (FCOM) $48,764
      FY 99 PMA              Total CLIN Est Cost
                             (Exclusive of Fee)     $5,472,556
                               *Base Fee (Max 3% of
                           Fee Bearing Est Cost)     $ 108,476
                          *CLIN Total               $5,581,032
                          *Award Fee Pool           $  433,903

0019AB  Title "D" and "F"       Fee Bearing Est Cost$4,155,077
        SHIPALTS and Repairs    FCOM                  $ 39,037
                                Total Est Cost      $4,194,115
                                Base Fee              $ 83,102
                                Sub-CLIN Total      $4,277,216
                                Award Fee Pool        $332,406

0019AC  Title "K" SHIPALTS      Fee Bearing Est Cost$1,268,715
                                FCOM                $    9,726
                                Total Est Cost      $1,278,441
                                Base Fee               $25,374
                                Sub-CLIN Total      $1,303,816
                                Award Fee Pool      $  101,497

0020  Option
      Accomplish FY 99          Fee-Bearing Est Cost   $24,111
      Advance Planning for      *Cost of Money for
      USS SACRAMENTO            Facilities Capital (FCOM) $330
      (AOE 1) FY 00 PMA         Total CLIN Est Cost
                                (Exclusive of Fee)     $24,441
                                *Base Fee (Max 3% of
                                Fee Bearing Est Cost)     $482
                                *CLIN Total            $24,923
                                *Award Fee Pool         $1,929

0020AB  Title "D" and "F"       Fee Bearing Est Cost   $20,093
        SHIPALTS and Repairs    FCOM                      $275
                                Total Est Cost         $20,368
                                Base Fee                  $402
                                Sub-CLIN Total         $20,770
                                Award Fee Pool          $1,607

0020AC Title "K" SHIPALTS       Fee Bearing Est Cost    $4,019
                                FCOM                       $55
                                Total Est Cost          $4,074
                                Base Fee                   $80
                                Sub-CLIN Total          $4,154
                                Award Fee Pool            $321

0021  Option
      Accomplish FY 99          Fee-Bearing Est Cost   $24,111
      Advance Planning for      *Cost of Money for
      USS BRIDGE                Facilities Capital (FCOM) $319
     (AOE 10) FY00 PMA          Total CLIN Est Cost
                               (Exclusive of Fee)      $24,430
                                *Base Fee (Max 3% of
                                Fee Bearing Est Cost)     $482
                                *CLIN Total            $24,913
                                *Award Fee Pool         $1,929

0021AB Title "D" and "F"        Fee Bearing Est Cost $20,093
       SHIPALTS and Repairs     FCOM                    $266
                                Total Est Cost       $20,359
                                Base Fee             $   402
                                Sub-CLIN Total       $20,760
                                Award Fee Pool       $ 1,607

0021AC  Title "K" SHIPALTS      Fee Bearing Est Cost  $4,019
                                FCOM                     $53
                                Total Est Cost        $4,072
                                Base Fee                 $80
                                Sub-CLIN Total        $4,152
                                Award Fee Pool          $321

0022   Option
       Accomplish FY 99         Fee-Bearing Est Cost $24,154
       Advance Planning for     *Cost of Money for
       USS CAMDEN (AOE 2)     Facilities Capital (FCOM) $304
       FY00 DPMA                Total CLIN Est Cost
                               (Exclusive of Fee)    $24,458
                                *Base Fee (Max 3% of
                              Fee Bearing Est Cost)     $483
                             *CLIN Total             $24,941
                            *Award Fee Pool           $1,932

0022AB Title "D" and "F"        Fee Bearing Est Cost $20,128
       SHIPALTS and Repairs     FCOM                 $   254
                                Total Est Cost       $20,382
                                Base Fee             $   403
                                Sub-CLIN Total       $20,784
                                Award Fee Pool        $1,610

0022AC Title "K" SHIPALTS       Fee Bearing Est Cost $ 4,026
                                    FCOM                 $51
                                 Total Est Cost       $4,076
                                    Base Fee             $81
                                 Sub-CLIN Total       $4,157
                                   Award Fee Pool       $322

0023  Option
      Accomplish Repairs and     *Cost of Money for
      Alterations for      Facilities Capital (FCOM) $48,764
      USS SACRAMENTO (AOE 1)     Total CLIN Est Cost
      FY00 PMA                 (Exclusive of Fee) $5,472,556
                               *Base Fee (Max 3% of
                              Fee Bearing Est Cost) $108,476
                               *CLIN Total        $5,581,032
                            *Award Fee Pool         $433,903

0023AB  Title "D" and "F"        FCOM                $39,037
        SHIPALTS and Repairs     Total Est Cost   $4,194,115
                                 Base Fee            $83,102
                              Sub-CLIN Total      $4,277,216
                                Award Fee Pool      $332,406

0023AC  Title "K" SHIPALTS    Fee Bearing Est Cost$1,268,715
                              FCOM                   $ 9,726
                              Total Est Cost      $1,278,441
                              Base Fee               $25,374
                              Sub-CLIN Total      $1,303,816
                              Award Fee Pool        $101,497
0024  Option
      Accomplish Repair and Fee-Bearing Est Cost $5,429,246 Alterations for USS BRIDGE *Cost of Money for
     (AOE 10) FY00 PMA     Facilities Capital (FCOM) $48,140
                           Total CLIN Est Cost
                        (Exclusive of Fee)        $5,477,387
                            *Base Fee (Max 3% of
                          Fee Bearing Est Cost)     $108,585
                        *CLIN Total               $5,585,972
                          *Award Fee Pool           $434,340

0024AB Title "D" and "F"      Fee Bearing Est Cost$4,199,262
       SHIPALTS and Repairs   FCOM                   $38,538
                              Total Est Cost      $4,237,800
                              Base Fee              $ 83,985
                              Sub-CLIN Total      $4,321,786
                                Award Fee Pool      $335,941

0024AC  Title "K" SHIPALTS    Fee Bearing Est Cost$1,229,984
                              FCOM                    $9,602
                              Total Est Cost      $1,239,586
                              Base Fee              $ 24,600
                              Sub-CLIN Total      $1,264,186
                              Award Fee Pool         $98,399
0025  Option
      Accomplish Repair and  Fee-Bearing Est Cost $8,791,867
      Alterations for USS    *Cost of Money for
      CAMDEN (AOE 2)       Facilities Capital (FCOM) $64,239
      FY 00 DPMA           Total CLIN Est Cost
                           (Exclusive of Fee)     $8,856,107
                           *Base Fee (Max 3% of
                           Fee Bearing Est Cost)    $175,837
                           *CLIN Total            $9,031,944
                           *Award Fee Pool          $703,349

0025AA  Messing and Berthing    Fee Bearing Est Cost$678,451
                                FCOM                    $201
                                Total Est Cost      $678,652
                                Base Fee             $13,568
                                Sub-CLIN Total      $692,221
                                Award Fee Pool      $ 54,276

0025AB  Title "D" and "F"     Fee Bearing Est Cost$6,912,082
        SHIPALTS and Repairs  FCOM                   $55,507
                              Total Est Cost      $6,967,589
                              Base Fee              $138,242
                              Sub-CLIN Total      $7,105,831
                                Award Fee Pool      $552,967

0025AC  Title "K" SHIPALTS    Fee Bearing Est Cost$1,201,334
                              FCOM                    $8,532
                              Total Est Cost      $1,209,866
                              Base Fee              $ 24,027
                              Sub-CLIN Total      $1,233,892
                              Award Fee Pool         $96,107

0026  Option
      Accomplish FY 00        Fee-Bearing Est Cost   $24,255
      Advance Planning for    *Cost of Money for
      USS RAINIER             Total CLIN Est Cost
      (AOE 7) FY 01 DPMA      (Exclusive of Fee)     $24,548
                              *Base Fee (Max 3% of
                              Fee Bearing Est Cost)     $485
                             *CLIN Total             $25,033
                            *Award Fee Pool           $1,940

0026AB  Title "D" and "F"       Fee Bearing Est Cost $20,212
        SHIPALTS and Repairs    FCOM                 $   244
                                Total Est Cost       $20,456
                                Base Fee             $   404
                                Sub-CLIN Total       $20,861
                                 Award Fee Pool       $1,617

0026AC  Title "K" SHIPALTS      Fee Bearing Est Cost $ 4,042
                                FCOM                 $    49
                                 Total Est Cost       $4,091
                                Base Fee                 $81
                                Sub-CLIN Total       $ 4,172
                                Award Fee Pool       $   323

0027  Option
      Accomplish FY 00          Fee-Bearing Est Cost $24,140
      Advance Planning for      *Cost of Money for
      USS SACRAMENTO          Facilities Capital (FCOM) $306
      (AOE 1) FY 01 PMA          Total CLIN Est Cost
                              (Exclusive of Fee)     $24,445
                                 *Base Fee (Max 3% of
                               Fee Bearing Est Cost)    $483
                              *CLIN Total            $24,928
                              *Award Fee Pool         $1,931

0027AB  Title "D" and "F"       Fee Bearing Est Cost $20,116
        SHIPALTS and Repairs    FCOM                 $   255
                                Total Est Cost       $20,371
                                Base Fee             $   402
                                Sub-CLIN Total       $20,774
                                Award Fee Pool       $ 1,609

0027AC  Title "K" SHIPALTS      Fee Bearing Est Cost $ 4,023
                                FCOM                 $    51
                                Total Est Cost       $ 4,074
                                Base Fee             $    80
                                Sub-CLIN Total       $ 4,155
                                Award Fee Pool       $   322

0028  Option
      Accomplish Repair and Fee-Bearing Est Cost $8,795,584 Alterations for USS RAINIER *Cost of Money for
      (AOE 7) FY 01 DPMA  Facilities Capital (FCOM) $ 64,148
                                Total CLIN Est Cost
                        (Exclusive of Fee)        $8,859,732
                               *Base Fee (Max 3% of
                        Fee Bearing Est Cost)     $  175,912
                        *CLIN Total               $9,035,643
                        *Award Fee Pool           $  703,647

0028AA  Messing and Berthing   Fee Bearing Est Cost $678,463
                               FCOM                   $  200
                               Total Est Cost       $678,663
                               Base Fee             $ 13,569
                               Sub-CLIN Total       $692,232
                               Award Fee Pool       $ 54,277

0028AB  Title "D" and "F"     Fee Bearing Est Cost$6,915,294
        SHIPALTS and Repairs  FCOM                 $  55,427
                              Total Est Cost      $6,970,721
                              Base Fee            $  138,306
                              Sub-CLIN Total      $7,109,027
                              Award Fee Pool      $  553,224

0028AC  Title "K" SHIPALTS    Fee Bearing Est Cost$1,201,827
                              FCOM                 $   8,520
                              Total Est Cost      $1,210,347
                              Base Fee            $   24,037
                              Sub-CLIN Total      $1,234,384
                              Award Fee Pool       $  96,146
0029  Option
      Accomplish Repair and  Fee-Bearing Est Cost $5,557,701
      Alterations for        *Cost of Money for
   USS SACRAMENTO (AOE 1) Facilities Capital (FCOM) $ 42,403
      FY 01 PMA              Total CLIN Est Cost
                        (Exclusive of Fee)        $5,600,104
                             *Base Fee (Max 3% of
                        Fee Bearing Est Cost)     $  111,154
                        *CLIN Total               $5,711,258
                        *Award Fee Pool           $  444,616

0029AB  Title "D" and "F"     Fee Bearing Est Cost$4,256,966
        SHIPALTS and Repairs  FCOM                $   33,945
                              Total Est Cost      $4,290,911
                              Base Fee             $  85,139
                              Sub-CLIN Total      $4,376,051
                              Award Fee Pool      $  340,557

0029AC  Title "K" SHIPALTS    Fee Bearing Est Cost$1,300,735
                              FCOM                 $   8,458
                              Total Est Cost      $1,309,193
                              Base Fee             $  26,015
                              Sub-CLIN Total      $1,335,207
                              Award Fee Pool      $  104,059
TOTAL FOR ALL CLINS   Fee-Bearing Est Cost  $71,338,037
                  Cost of Money for
                  Facilities Capital (FCOM) $   656,754
                  Total CLIN Est Cost       $71,994,791
                  Base Fee (Max 3% of Fee
                  Bearing Est Cost)         $ 1,426,761
                  CLIN Total                $73,421,552
                  Award Fee Pool           $  5,707,043

NOTE 1: EXERCISE OF OPTIONS - By written notice to the Contractor, the Contracting Officer may exercise, if at all, any of the Option Items identified in Section B and require the Contractor to provide, within the performance period specified in Section F, the work described in Section C for such Option Item(s) at the estimated cost and base fee set forth in Section
B. The option(s) may be exercised after the Contractor's receipt of the Specification Work Package prepared by the Planning Supervisor in accordance with the procedures stated in Section C, but in any event, the Option(s) shall be exercised, if at all, within the time frames listed in Section I clause entitled "Option For Increased Quantity -- Separately Priced Line Item" (FAR 52.217-7).

* CLIN Totals shall be equal to the sum of all SUB-CLIN Totals.

The Maximum Base Fee of 3% is to be reduced by the Cost of Money for Facilities Capital (FCOM), if proposed, up to 1% in accordance with DOD FAR SUPPLEMENT 215.973. The Award Fee Pool shall not exceed 10% minus the amount of the BASE FEE after application of the OFFSET for FCOM.

The proposed AWARD FEE POOL shall equal at least 7% for all offerors. AWARD FEE POOL can exceed 7% only if there is a concomitant decrease in BASE FEE. Contractors are not allowed to propose any separate limitation (or "cap") of AWARD FEE during the performance of the contract under the clause in Section B entitled "DETERMINATION OF FEE."

DOD FAR SUPPLEMENT 16.404-2(b) (71) requires that the amount of base fee shall not exceed three percent (3%) of the Total Fee-
Bearing Estimated Cost of the contract.

Pursuant to FAR 15.903, the maximum fee (base fee plus award fee) shall not exceed ten percent (10%) of the Total Fee-Bearing
Estimated Cost of the contract. The fee payable shall be the base fee increased by an award fee determined by the Fee
Determination Official pursuant to
Section B clause entitled "DETERMINATION OF FEE".

The Government will make payments on account for the base fee equal up to three percent (3%) (depending on Base Fee proposed) of the amounts invoiced by the Contractor and payable for the work performed in accordance with the clause of the Special Provisions entitled "DETERMINATION OF FEE" and with the clause in
Section I entitled "ALLOWABLE COST AND PAYMENT".

In the event of discontinuance of work, the base fee shall be redetermined by mutual agreement in accordance with the clause of the General Provisions entitled "TERMINATION", and the redetermined base shall equitably reflect the diminution of the work performed. The amounts by which such redetermined base fee is less than, or exceeds, payments previously made on account of the base fee, shall be paid to or repaid by the contractor as the case may be. In the event of discontinuance of the work, the award fee otherwise payable shall be determined in accordance with the clause of the Special Contract Requirements entitled "AWARD FEE DETERMINATION IN EVENT OF TERMINATION OR DISCONTINUANCE."

The Cost of Money for Facilities Capital is not a fee-bearing cost under this contract. However, such amount is included in the Total Estimated Cost for purposes of the "LIMITATION OF COST" clause of this contract.

LIMITATION OF COST OR LIMITATION OF FUND (NAVSEA) (OCT 1990)

The "Limitation of Cost" (FAR 52.232-20) clause or the
"Limitation of Funds" (FAR 52.232-22) clause, as appropriate, shall apply separately and independently to each separately identified estimated cost.

DETERMINATION OF FEE

 (a) Minimum Fee

The base fee, as set forth in Section B of this contract, shall constitute a minimum fee to be paid for the performance of this contract. The Base Fee shall be paid in accordance with FAR clause 52.216-8, entitled Fixed Fee.

 (b) Award Fee

In addition to the minimum (or base fee) to be paid hereunder, the Contractor may earn an award fee, as determined by the Fee Determining Official. The Government's purpose in granting an award fee is to encourage and reward superior contracting effort directed toward performance of this contract. The specifics for evaluation are set forth in paragraphs that follow.

 (c) Award Fee Board

The Contractor's performance evaluation for each period will be conducted by an Award Fee Board (AFB) consisting of not more than seven members consisting of:

  (1)  The Chairperson
(SUPSHIP Code 100 or designated representative)
  (2)  Administrative Contracting Officer
(SUPSHIP Code 400 or designated representative)
  (3)  TYCOM Representative
  (4)  NAVSEA Representative
(PMS 325 for PSAs)(PMS 335 for PMAs/DPMAs)
  (5)  SUPSHIP Code (To Be Determined)
  (6)  SUPSHIP Code (To Be Determined)
  (7)  SUPSHIP Code (To Be Determined)

 (d) Fee Determining Official

The Fee Determining Official (FDO) for PMAs/DPMAs will be PMS 335, the Program Manager Surface Ship Program Office, and for PSAs will be PMS 325, the Program Manager Combat Support Ships. The FDO shall make determinations of the award fee due to the Contractor based upon the performance evaluation conducted by the Award Fee Board established pursuant to paragraph (c) above.

 (e) Award Fee Determination and Reclama Procedures

  (1) Within fifteen (15) working days after the end of each evaluation period under the contract, the Contractor shall furnish to the AFB such information as may be reasonably required, including a statement of cost incurred, to assist the AFB in evaluating the Contractor's performance during the evaluation period.

  (2) Within three (3) working days after the Award Fee meeting, the AFB shall prepare the performance evaluation letter and present it to the Fee Determining Official. A copy will be provided to the Contractor upon transmittal to the FDO.

  (3) Within six (6) working days from receipt of the copy of the performance evaluation, the Contractor may submit to the FDO any comments with respect thereto in support of his performance during the period under consideration. This description shall clearly identify specific evaluation categories, factors and elements, and the Contractor's own rating thereof.

  (4) Within six (6) working days from the receipt of the Contractor evaluation comments, the FDO shall provide the contracting officer a final performance evaluation and determination of the award fee.

  (5) Within three (3) working days from receipt of the final determination, the SUPSHIP Contracting Officer shall notify the Contractor in writing of that final determination.

  (6) Within three (3) working days from the receipt of this written notification, the Contracting Officer shall issue a unilateral modification to the contract to provide for the award fee.

 (f) Finality of Fee Determination Official's Determination

Determinations of the Fee Determining Official with respect to the amount of the award fee to be paid to the Contractor are final and shall not be subject to the "DISPUTES" Clauses of this contract.

 (g) Evaluation Categories and Factors

The Contractor's performance during each evaluation period will be judged in three categories, as listed below. For Advance Planning CLINs, (1) Management and Schedule Performance; (2) Technical Performance; and (3) Cost Performance. For Production CLINs, (1) Schedule and Production Performance; (2) Technical/Management Performance; and (3) Cost Performance. For the first evaluation period, the category weighing factors will be 33 percent, 33 percent and 34 percent, respectively. The Contractor will be notified of changes in the evaluation categories and factors as well as any adjustments to the weighing of categories, if any, prior to commencement of each evaluation period. Unsatisfactory performance under an award fee criterion may result in an increased weighing for that factor in subsequent evaluation period.

ADVANCED PLANNING:

  (1) Management and Schedule Performance

   (i) Apply knowledge of technical requirements, such as Class Items, Trial Items, Ship Alteration Records (SARs), TP-05 material supplements, various NAVSEA/PERA planning letters, SARP, identify material requirements, etc., in support of performing shipchecks, preparing reports, developing drawings/test memorandums and specifications, and procurement of material.

   (ii) Report shipcheck results, document SHIPALT technical deviations and configuration changes via Liaison Action Record
(LAR) format, and perform engineering calculations, such that technical characteristics and changes can be evaluated.

   (iii) Maintain and provide an advance planning progress measurement system, such that periodic progress reports and an effective recovery schedule for missed milestone dates is submitted.

  (iv) Delivery of technical and advance planning documents/progress reports and cost proposal/estimates are provided in accordance with Table C-1 milestones.

(2) Technical Performance

  (i) Control the quality of drawings/test memoranda, work specifications, support material recommendation list, and other advance planning deliverables.

  (ii) Development and quality of drawings, test memoranda, work item specifications, and technical instructions to identify document, and accomplish alteration and repairs will be evaluated.

 (iii) Evaluate problems and provide corrective actions demonstrating a complete knowledge of engineering principles, such that Supervisor can evaluate methods and solutions for job accomplishment.

  (iv) Respond and control technical details, such that required ship configuration/system compatibility is maintained within the ship class.

  (v) Effectiveness in problem anticipation and/or problem avoidance will be evaluated.

  (vi) Responsiveness in issuing drawings, sketches, work item specifications, technical instructions and similar documents required by the Supervisor, and by the waterfront organization in performing repairs and alterations will be evaluated. Use of simple solutions and economic work methods for job accomplishment will be considered. The number of milestones missed because of deficient engineering and planning information will be considered. The degree (cost) of rework caused by inadequate contractor technical documentation/solutions to work requirements will be considered.

  (vii) Effectiveness in controlling all Government Property
(GFM/CFM) provided to or acquired by the Contractor, from initial receipt through final disposition, will be evaluated.

  (viii) Ability to select and effectively manage subcontractors (i.e., material vendors, and both off and on-site subcontractors) will be evaluated. Control over the quality of their work, their adherence to schedule, and their timely and reasonable response to the pricing of contract changes will be considered.

  (ix) Effectiveness in fulfilling the in-process quality assurance and test program will be evaluated. Also, completeness in identifying and correcting quality deficiencies and their causes in a timely manner will be considered.

 (3) Cost Performance

  (i) Effectiveness in providing complete cost estimates and cost proposals as established in Table C-1.

  (ii) Effectiveness in providing reasonable cost estimates and proposals for negotiating a fair and reasonable price for the work to be accomplished.

  (iii) Effectiveness in early identification of cost problems and in dealing with identified problems will be evaluated.
Emphasis will be placed on the Contractor's ability to maintain the initial budgets by making appropriate cost effective decisions.

PRODUCTION:

 (1)  Schedule and Production (Manpower Utilization Performance)

  (i) Effectiveness in establishing and maintaining a timely and efficient scheduling system will be evaluated. Particular emphasis will be placed on establishment and timely updating of a scheduling system that properly integrates Contractor material, Government furnished material, planning and production labor, including subcontractor effort, into cost effective planning and accomplishment of availabilities.

  (ii) Effectiveness in measuring schedule progress, using preplanned milestones and critical paths, will be evaluated. Communications with the Supervisor, regarding appraisal of performance related to critical paths, will be considered.

  (iii) Effectiveness in meeting preplanned milestones will be evaluated. Particular consideration will be given to the contractor's ability to maintain adequate progress in anticipation of completion of milestones.

  (iv) Effectiveness in the recovery from and in the correction of causes leading to missed events will be evaluated.

  (v) Effectiveness of manpower utilization, to meet planning and production schedules, will be evaluated. This may include such items as methods and procedures to reduce the amounts of premium time used, to minimize time lost on the job and between personnel. The Contractor's effectiveness in stabilization of overhead rates, will be considered.

  (vii) In addition to the above, any special or innovative cost control avoidance initiatives will be considered.

 (2) Technical/Management Performance

  (i) Effectiveness of the management organization in problem anticipation and/or problem avoidance of, as well as implementation of timely corrective action in problem areas which could impact good quality of on time completion of availabilities, will be evaluated. Consideration will be given to the prevention of schedule slippage or cost escalation through the use of budgeting techniques and regular management reviews of job techniques, material selection, subcontractor utilization and manpower loading.

  (ii) Effectiveness of the engineering and planning organization in the assimilation and effectiveness utilization of advance planning technical direction and guidance such as NAVSEA/PERA advance planning letters, SAR, SID, material data, SARP, etc., in the orderly accomplishment of the advance planning function for availabilities assigned will be evaluated. The ability to schedule, monitor, and produce specifications, drawings, data and other engineering products which present practical engineering solutions based upon tradeoffs between total costs, reliability, maintainability and productability will be considered. The cost effective and timely production of those advance planning products, whether deliverables under the contract or required for the contractor's internal production planning, will be considered.

  (iii) Responsiveness of the engineering and planning organization in issuing drawings, sketches, work item specifications, technical instructions and similar documents required by the Supervisor and by the waterfront organization in performing repairs and alterations, will be evaluated. Use of simple solutions and economic work methods for job accomplishment will be considered. The number of jobs held up for lack of engineering information, and rapidity with the which waterfront engineering problems are resolved, will be considered. The degree (cost) of rework caused by inadequate contractor technical documentation/solutions to work requirements will be considered.

  (iv) Responsiveness of the purchasing organization in obtaining and providing parts, material and equipment necessary to maintain waterfront schedules, will be evaluated. Factors such as: the number of jobs held up because of lack of material; cost savings obtained through the use of economic purchasing techniques (i.e., procurement options or multi-unit purchases, where appropriate); and the avoidance of expenditures on such things as premium transportation costs will be considered. The selection of cost effective materials, when several approved options exist, will be considered.

  (v) Effectiveness of the material control organization in controlling all Government property (GFM/CFM) provided to or acquired by the contractor, from initial receipt through final disposition, will be evaluated. Factors such as acquisition, receipt inspection, storage, safeguarding, handling, preventive maintenance, subcontractor control, record keeping, utilization, disposition and inventory control of all Government property, including salvage, interferences, scrap and excess property, will be considered.

  (vi) Ability of the Contractor to select and effectively manage his subcontractors (i.e., material vendors and both off- and on-site sub-contractors) will be evaluated. Control over the quality of their work, their adherence to schedule, and their timely and reasonable response to the pricing of contract changes will be considered. The number of jobs held up for the vendor provided material and delays caused by off- or on-site subcontractors will also be considered.

  (vii) Effectiveness of Contractor utilization of Government-Furnished Information (GFI) will be evaluated. The Contractor will be judged on his effectiveness in detecting consequential technical errors in GFI prior to production, and on his effectiveness in working with the Supervisor to resolve such problems before they have any adverse cost impact. The Contractor will be judged on his ability to apply GFI to his engineering of work, and his use of GFI in installation, test, and checkout of completed work.

  (viii) Effectiveness of the quality assurance and test organization in fulfilling the in-process as well as the at-completion quality requirements of the contract will be evaluated. Effectiveness of the quality assurance and test organization in identifying and correcting quality deficiencies and their causes in a timely manner will be considered. The contractor's management approach to fulfilling the quality requirements of the contract and as-found testing requirements will also be considered.

  (ix) The timely submission of condition reports by the Contractor, his cooperation in negotiation of changes, and his willingness to provide information needed by the Government for timely negotiations will be evaluated.

  (x) Effectiveness of repairs and alterations, as indicated by completeness of the work, minimum number of post-repair deficiencies and satisfactory completion of post-repair tests with little or no rework and retest in the period during which sea trials occur, will be evaluated. Quality of work will also be indicated by the number of and extent of the sea trial deficiencies, to be corrected. Particular attention will be given to control of metal joining processes (aluminum welding, silver brazing, and high strength steel welding) and the Contractor's ability to maximize use of equipment and parts standard to the class.

  (xi) Effectiveness of the Contractor's care and preservation in installed, removed, and new equipment and material will be evaluated. Particular emphasis will be placed on the effectiveness of the Contractor's effort to exclude foreign substances from open equipment, hydraulic system cleanliness, and the like.

  (xii) Effectiveness of Contractor's effort to prevent excessive build up and to keep compartments, passageways, docks, etc., clear of trash, debris, extraneous material and the like, in compliance with Navy and OSHA regulations, will be evaluated.

  (xiii) Responsiveness, timeliness and effectiveness of the Contractor's accomplishment of non-scheduled emergent work, outside of scheduled availability periods, will be evaluated.

  (xiv) In addition to the above, any special or innovative cost control and cost avoidance initiatives, will be considered.

 (3) Cost Performance

  (i) Effectiveness in establishing and meeting a cost performance plan which is representative of the actual work accomplished will be evaluated.

  (ii) Effectiveness in identification of potential and actual cost problems and in taking appropriate and timely action to maintain budget or minimize unavoidable cost increases will be evaluated. Consideration will be given to timely and accurate submission of cost reports which reflect realistic projected end cost and which include accurate identification of causes and action taken on cost variances.

  (iii) Effectiveness in taking action to control both direct and indirect expenses in order to avoid unnecessary costs will be evaluated. Emphasis will be placed on ability to estimate correctly the first time, ability to make cost effective decisions with respect to technical requirements, schedule, and quality control, measures taken to obtain reasonable and effective prices for subcontractors, budgeting and controlling overhead expenses, etc.

  (iv) The Contractor's use of Facilities Cost of Money to acquire capital investments that enhance productivity and thus provide cost savings will be evaluated.

  (h) Evaluation Periods/Award Fee Pool

 (1) The Evaluation Board will evaluate the contractor's performance on accomplishment of Advance Planning line item(s), Repair and Alteration line item(s) and related provisioning actions associated with each availability. The Evaluation Board will also evaluate the contractor's performance on accomplishment of Non-Scheduled Repair and Alteration Requirement line item(s) and related provisioning actions ordered between each availability by the ACO.

 (2) The formal award fee evaluation will take place approximately seventy-five (75) days after completion of the availability. The actual award fee amount will be determined by the formal award fee process.

 (3) Specific Award Fee Pool values will be made available by the ACO after award and/or exercise of option(s).

 (4) The first evaluation period of the contract shall be:

Period 1: Contract Award through completion of the first availability.

  5) The basis for award fee, subsequent evaluation periods, and award fee pools will be provided by contract modification at the time of exercise of the line item option for that fiscal year.

  (i) Performance Ratings

 (1) In evaluating contractor performance, the following numerical ratings will be used:

OUTSTANDING 94-100

The Contractor's performance exceeds all requirements by a substantial margin. There are no significant rework areas, equipment failures, or cost attributable to the Contractor. Any areas cited for improvement are not significant.

SUPERIOR 80-93

The Contractor's performance exceeds overall performance requirements. The evaluator may cite one or more areas for improvements, but they are substantially offset by better performance in other areas.

SATISFACTORY 65-79

The Contractor's performance meets most but not all requirements. The are several areas for improvement, but they are offset by better performance in other areas. This level of achievement would be the norm for completion of an availability, having minimal Government- directed changes, on schedules with reasonable quality and cost.

MARGINAL 41-64

The content and quality of performance are close to being overall satisfactory, but the areas for improvement are significant or numerous that overall performance is considered less than normally expected.

UNSATISFACTORY 0-40

The Contractor's performance is such that is has had or will have an adverse impact on the program.

 (2) The relationship of the percent of award fee pool to be paid for each contract line item evaluated (subject to the determination of the Fee Determining Official) to the performance rating will be as follows:

Performance Rating                  Percent of Award Fee Pool
     0 - 40                                      0
     41 - 100                            (Rating - 40) x 100
                                                 60

 (3) A performance rating of 40 or below is deemed unsatisfactory. The contractor is not entitled to any award fee for a rating of 40 or below.

  (j) Maximum Fee

In no event shall the total fee (base fee plus award fee) under this contract exceed 10 percent of the total estimated cost.

 (k) Payment of Award Fee

The Contractor shall be paid award fee, if any, upon submittal of a proper invoice or voucher to the cognizant payment office, together with a copy of the unilateral modification to the contract authorizing payment of award fee for the applicable evaluation period. The Contractor's invoice shall show the amount of award fee payable to each sub-line item, which shall be directly proportionate to the amount or allowable Estimated Cost (exclusive of base fee and FCOM) incurred by the Contractor during the Evaluation Period. The Contractor's invoice must cite the appropriate accounting data in order for payment to be affected.

CONTRACTOR BILLING (COST, FPI) (NAVSEA) (OCT 1990)

Invoices/vouchers (not requests for progress payments) submitted by the Contractor shall identify the specific accounting classification cited in this contract. The Contractor shall sibmit invoices/vouchers by Contract Line Item (CLIN), Contract Subline Item (SLIN), and ACRN level as identified on the Fiancial Accounting Data Sheet(s) attached to this contract. To the extent reasonably feasible, costs of performance of this contract shall be segregated, accumulated, and invoiced to the appropriate ACRN categories listed on the Financial Accouting Data Sheet(s). When it is not feasible with respect to invoices/vouchers submitted for CLINs/SLINs with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that invoices/vouchers will allocate costs to the ACRN level on a proportionate basis. Invoices/vouchers submitted to the paying office that do not identify billing amounts by the ACRN level will be returned to the Contractor for proper identification.

LIMITATION OF INDIRECT COST RATES (NAVSEA) (OCT 1990) DELETED

NOTE: Any rates that the Contractor decides to cap are solely at the Contractor's risk and are NOT subject to renegotiation based on the Government's decision to exercise any, all or no option(s) under this or any other Phased Maintenance (PMP) Contract.

PROVISIONING TECHNICAL DOCUMENTATION -- WITHHOLDING OF PAYMENT
(NAVSEA) (SEP 1990)

 (a) The PTD is considered to be a part of the "Technical Data" specified to be delivered under this contract for the purposes of the "TECHNICAL DATA -- WITHHOLDING OF PAYMENT" (DFARS 252.227-
7030) clause. The terms and conditions of the clause entitled "LIMITATION ON WITHHOLDING OF PAYMENTS" (FAR 52.232-9), if included in this contract, shall not apply to withholding of payment for failure to make timely delivery of the PTD or delivery of deficient PTD.

TRAVEL COSTS (NAVSEA) (MAY 1993)

 (a) The Contractor shall not charge, and the Government shall not pay, as an allowable cost under this contract, any manhour costs (whether straight-time or overtime) for Contractor personnel or subcontractor personnel traveling to or from worksites, including travel to worksites other than the Contractor's facility for performance of contract work.

 (b) Workers being paid under this contract, as prime contractor personnel or subcontractor personnel, will complete a full shift at the worksite, and no compensation will be paid for travel time before or after the shift.

 (c) This requirement pertains only to payments for travel time before or after these workers' regular shifts, and does not apply to legitimate travel costs incurred during normal working hours, provided that those costs are otherwise reasonable, allocable and allowable. This requirement does not apply to manufacturer's representatives or Original Equipment Manufacturer (OEM) representatives when specifically required by the Government work specifications.

 (d) Additionally, the Contractor shall not charge, and the Government shall not pay, any transportation costs under this contract associated with transporting Contractor or subcontractor personnel between the Contractor's facility (or subcontractor's facility), and any other worksite to perform Phased Maintenance Availabilities (PMAs)/Drydocking Phased Maintenance Availabilities (DPMAs)/Post Shakedown Availabilities (PSAs). Transportation costs include, but are not limited to, bus fare, car fare, train fare, or boat fare, paid by the work force, or paid by the Contractor on behalf of the work force.

SECTION C

DESCRIPTION/SPECIFICATION/WORK STATEMENT

C.I  CLIN DESCRIPTION

The Contractor, under the direction of the Supervisor of Shipbuilding, Conversion and Repair, USN, Puget Sound, Washington, (hereinafter referred to as the "Supervisor"), and as an independent Contractor and not as an agent of the Government, shall furnish the material, services, and facilities (except those furnished by the Government under express provisions of this contract) necessary for the accomplishment of the following work:

FY 96

ITEM 0001 ACCOMPLISH FY 96 PROCUREMENT OF LONG LEAD TIME MATERIAL
(LLTM) FOR USS CAMDEN (AOE 2) FY 97 PMA

1.1  SCOPE

The Contractor is required to provide the necessary management, technical and facility resources to procure, receive and store Long Lead Time Material (LLTM) in support of TYCOM Repairs and Title D/F ShipAlts. The Supervisor shall provide a list of authorized LLTM upon award of the contract. The government provided estimate for this level of effort is 100 mandays.

ITEM 0002  ACCOMPLISH NON-SCHEDULED REPAIR AND ALTERATION
REQUIREMENTS BETWEEN SCHEDULED AVAILABILITIES

1.2  SCOPE

 a. GENERAL. The Contractor shall furnish such supplies or services related to emergent type work which cannot be accommodated in scheduled availabilities, repair or alteration work as may be ordered by the Government in accordance with the procedures specified herein. Notwithstanding any contrary provision in any document referred to in subparagraph (d) below, the Contractor shall not begin work on these supplies or services prior to the placement of orders therefore by the Administrative Contracting Officer (ACO). The Government reserves the right to order these supplies and services elsewhere at its discretion.
 b. ORDERS.

(I) Orders (or revisions thereto) for supplies or services hereunder will be placed by the ACO (on the basis of funded requisitions to be supplied by the cognizant Requiring Activity) in the form of modifications (unilateral or bilateral) to this contract. The Contractor shall comply with orders only when so made. (To the maximum extent possible, such orders will be made by bilateral modifications to the contract which are fully priced and contain definitive delivery schedules.)

(II) In the event the ACO determines that time does not permit negotiation of a bilateral modification, a unilateral modification will be issued by the ACO which will specify a dollar limitation (see paragraph (c) below) and a desired delivery schedule for the supplies or services ordered together with a detailed description of the supplies or services to be furnished and a statement of the cost and pricing data required to be furnished. Price (estimated cost and fee) and delivery schedule will later be the subject of a bilateral modification to be executed on behalf of the Government by the ACO. To this end, the Contractor shall submit a price (estimated cost and fee) proposal, in the number of copies requested by the ACO, no later than ten (10) days after receipt of each unilateral modification or as soon as practicable thereafter, but in any event before costs equal to twenty (20) percent of the dollar limitation have been incurred. (The unilateral modification shall not be used for end item billing purposes for delivered items under this contract.) Failure to agree on a bilateral modification for any unilateral order shall be considered a dispute within the meaning of the "Disputes" Clause.

 c. Limitation of Obligations with Respect to Orders not Finally Priced. The Contractor shall commence work upon receipt of any unilateral modification to this contract. If at any time the contractor has reason to believe that the price (estimated cost and fee) of an order placed hereunder will exceed the dollar limitation (ceiling price) established by the ACO in a unilateral modification, the Contractor shall so notify the ACO in writing and propose an appropriate increase. Within ten (10) days of such notice, the ACO will either (i) notify the Contractor in writing of such appropriate increase, or (ii) instruct the Contractor how and to what extent the work shall be continued; provided, however, that in no event shall the contractor be obligated to proceed with work on a unilateral modification beyond the point where his cost plus a reasonable profit (fee) hereon exceed the dollar limitation, and provided also that in no event shall the Government be obligated to pay the Contractor any amount in excess of the dollar limitation specified in any unilateral modification placed pursuant to paragraph (b) above.

 d. Applicable Documents. All documents invoked form a part of this SOW to the extent specified herein. Where written approval to streamline requirements has not been received from the Government, the full intent of all documents referenced in the SOW shall apply. Military specifications and standards listed in reference documents are considered second tiered documents and are to be considered as guidance only for implementing the tasks. The support document applicable to ordering the supplies or services hereunder is as follows:

MIL-STD-1388-1A Logistics Support Analysis

 e. Terminal Date for Placement of Orders. The Contractor shall not be obligated to accept any orders placed hereunder beyond 180 days after delivery of the last end item.

ITEM 0003   PROVISIONED ITEMS ORDERS - ALTERNATE I (NAVSEA) (MAY
1993)

1.3 SCOPE

 (a) General. The Contractor agrees that it will furnish the supplies or services ordered by the Government in accordance with the procedures specified herein. Orders will be placed by the Contracting Officer, Provisioning Activity or Administrative Contracting Officer as unilateral or bilateral modifications to this contract on SF 30, Amendment of Solicitation/Modification of Contract. Any amounts shown in Section B at time of award of the initial contract for each provisioned line item are estimated amounts only and are subject to upward or downward adjustment by the issuing activity. If no amounts are shown, funding will be obligated before or at time of order issuance. It is understood and agreed that the Government has no obligation under this contract to issue any orders hereunder.

 (b) Priced Orders. For each proposed order, the Contractor agrees that it will submit a signed SF 1411 (Contract Pricing Proposal) or such other cost or pricing data as the Contracting Officer may require. Promptly thereafter, the Contractor and the Contracting Officer shall negotiate the price and delivery schedule for the proposed order. Upon execution and receipt of the priced order, the Contractor shall promptly commence the work specified in the order.

 (c) Undefinitized Orders. Whenever the Contracting Officer determines that urgent demands or requirements prevent the issuance of a priced order, he/she may issue an unpriced order. Such order may be unilateral or bilateral and shall establish a limitation of Government liability, a maximum ceiling amount, and a schedule for definitization, as described in subparagraph
(e)(2) below. Upon request the Contractor shall submit a maximum ceiling amount proposal before the undefinitized order is issued. The maximum ceiling amount is the maximum price at which the order may be definitized. The Contractor shall begin performing the undefinitized order upon receipt, except as provided in paragraph (d) below. The clause entitled "PRICE CEILING" (DFARS 252.217-7027) shall be included in any undefinitized order.

 (d)  Undefinitized Unilateral Orders.

(1) For a unilateral undefinitized order, the Contractor shall within ten calendar days of receipt of the order notify the Contracting Officer in writing if it takes exception to the ceiling amount and/or the delivery schedule and shall propose a revised ceiling amount and/or a revised delivery schedule at that time. For unilateral undefinitized orders to which the Contractor takes no exception, the Contractor is obligated to perform just as if it were a fully definitized order.

(2) After receipt of the Contractor's proposal to establish the revised ceiling amount and/or the revised delivery schedule, the Contracting Officer shall: (1) adjust the ceiling amount and/or the delivery schedule; (2) advise the Contractor that the order will be adjusted in a different amount than proposed by the Contractor; or (3) advise the Contractor that no adjustment will be made. In the event the Contractor has taken exception to the ceiling amount and/or the delivery schedule and has submitted a timely proposal in accordance with the preceding requirement and the Contracting Officer has not accepted the Contractor's proposal, the Contractor shall not be obligated to perform the order beyond the point at which it would be entitled to be compensated in an amount in excess of the Government's limitation of liability contained in the unilateral order.

 (e)  Definitization of Undefinitized Orders.

(1) The Contractor agrees that following the issuance of an undefinitized order, it will promptly begin negotiating with the Contracting Officer the price and terms of a definitive order that will include: (A) all clauses required by regulation on the date of the order; (B) all clauses required by law on the date of execution of the definitive order; and, (C) any other mutually agreeable clauses, terms and conditions. No later than sixty (60) days after the undefinitized order is issued, the Contractor agrees to submit a cost proposal with sufficient data to support the accuracy and derivation of its price; and, when required by FAR, cost or pricing data, including SF 1411. If additional cost information is available prior to the conclusion of negotiations, the Contractor shall provide that information to the Contracting Officer. The price agreed upon shall be set forth in a bilateral modification to the order. In no event shall the price exceed the maximum ceiling amount specified in the undefinitized order.

(2) Each undefinitized order shall contain a schedule for definitization which shall include a target date for definitization and dates for submission of a qualifying proposal, beginning of negotiations and, if appropriate, submission of make-or-buy and subcontracting plans and cost or pricing data. Submission of a qualifying proposal in accordance with the definitization schedule is a material element of the order. The schedule shall provide for definitization of the order by the earlier of:

 (i) a specified target date which is not more than 180 days after the issuance of the undefinitized order. However, that target date may be extended by the Contracting Officer for up to 180 days after the Contractor submits a qualifying proposal as defined in DFARS 217.7401; or

 (ii) the date on which the amount of funds expended by the Contractor under the undefinitized order exceed fifty percent
(50%) of the order's maximum ceiling amount, except as provided in subparagraph (f)(3) below.

(3) If agreement on a definitive order is not reached within the time provided pursuant to subparagraph (e)(2) above, the Contracting Officer may, with the approval of the Head of the Contracting Activity, determine a reasonable price in accordance with Subpart 15.8 and Part 31 of the FAR, and issue a unilateral order subject to Contractor appeal as provided in the "DISPUTES" clause (FAR 52.233-1). In any event, the Contractor shall proceed with completion of the order, subject to the "LIMITATION OF GOVERNMENT LIABILITY" clause (FAR 52.216-24).

 (f)  Limitation of Government Liability.

  (1) Each undefinitized order shall set forth the limitation of Government liability, which shall be the maximum amount that the Government will be obligated to pay the Contractor for performance of the order until the order is definitized. The Contractor is not authorized to make expenditures or incur obligations exceeding the limitation of Government liability set forth in the order. If such expenditures are made, or if such obligations are incurred, they will be at the Contractor's sole risk and expense. Further, the limitation of Government liability shall be the maximum Government liability if the order is terminated. The "LIMITATION OF GOVERNMENT LIABILITY" clause shall be included in any undefinitized order.

  (2) Except for undefinitized orders for Foreign Military Sales; purchases of less than $25,000; special access programs; and Congressionally-mandated long-lead procurements; and except as otherwise provided in subparagraph (f)(3) below, the limitation of Government liability shall not exceed fifty percent (50%) of the ceiling amount of an undefinitized order. In the case of orders within these excepted categories, however, the procedures set forth herein shall be followed to the maximum extent practical.

  (3) If the Contractor submits a qualifying proposal (as defined in DFARS 217.7401) to definitize an order before the Contractor has incurred costs in excess of fifty percent (50%) of the ceiling amount, the Contracting Officer may increase the limitation of Government liability to up to seventy-five percent (75%) of the maximum ceiling amount or up to seventy-five percent (75%) of the price proposed by the Contractor, whichever is less.

  (4) If at any time the Contractor believes that its expenditure under an undefinitized order will exceed the limitation of Government liability, the Contractor shall so notify the Contracting Officer, in writing, and propose an appropriate increase in the limitation of Government liability of such order. Within thirty (30) days of such notice, the Contracting Officer will either (i) notify the Contractor in writing or such appropriate increase, or (ii) instruct the Contractor how and to what extent the work shall be continued; provided, however, that in no event shall the Contractor be obligated to proceed with work on an undefinitized order beyond the point where its costs incurred plus a reasonable profit thereon exceed the limitation of Government liability, and provided also that in no event shall the Government be obligated to pay the Contractor any amount in excess of the limitation of Government liability specified in any such order prior to establishment of firm prices.

 (g) Initial Spares. The limitations set forth in paragraph (c) and subparagraphs (e)(2), (f)(2) and (f)(3) do not apply to undefinitized orders for the purchase of initial spares.

 (h) All documents invoked form a part of this SOW to the extent specified herein. Where written approval to streamline requirements has not been received from the Government, the full intent of all documents referenced in the SOW shall apply. Military specifications and standards listed in reference documents are considered second tiered documents and are to be considered as guidance only for implementing the tasks. The following Military Standards apply to all orders:

MIL-STD-1388-1A   Logistic Support Analysis Record

MIL-STD-1388-2B  DoD Requirements for a Logistic Support Analysis
Record

 (i) Terminal Date for Placement of Orders. The Contractor shall not be obligated to accept any orders placed hereunder beyond 180 days after delivery of the last end item.

 (j) Segregation of Costs. The Contractor shall segregate the costs of performance of each undefinitized order from the cost of any other work performed by the Contractor.

 (k) Ordering. The cognizant ordering activities are designated below:

Supervisor of Shipbuilding,
Conversion and Repair, USN
2802 Wetmore Ave.
Suite 500
Everett, WA  98201-3518

ITEM 0004   DATA FOR ITEM 0001 AND IF OPTIONS ARE EXERCISED,
ITEMS 0008 THROUGH 0029.

1.4  SCOPE

The data to be furnished hereunder shall be prepared and delivered in accordance with Contract Data requirement List
(CDRL), DD Form 1423, Exhibit "A" attached hereto. The CDRL, attached as Exhibit "A" forms a part of the schedule of this solicitation.

ITEM 0005  PROVISIONING TECHNICAL DOCUMENTATION FOR ITEMS 0001
AND 0002 AND IF OPTION(S) ARE EXERCISED, ITEMS 0008 THROUGH 0029.

1.5  SCOPE

The Provisioning Technical Documentation (PTD) shall be in accordance with the NAVSEA Statement of Work for Provisioning
Technical Documentation Requirements dated January 1990
(Attachment J-2), the Provisioning Performance Schedule and the
Contract Data Requirements List (CDRL), DD Form 1423, Exhibit "B" attached hereto.

ITEM 0006 DATA FOR ITEM 0002

1.6  SCOPE

The data to be furnished hereunder shall be prepared and delivered in accordance with Contract Data requirement List
(CDRL), DD Form 1423, Exhibit "C" attached hereto. The CDRL, attached as Exhibit "C" forms a part of the schedule of this solicitation.

ITEM 0007  MESSING AND BERTHING

1.7  SCOPE

For periods other than CNO scheduled DPMAs, the Contractor shall furnish such supplies or services related to messing and berthing facilities for ships crew as may be ordered by the Government.

FY 96 (OPTIONS)

ITEM 0008 (OPTION) ACCOMPLISH FY 96 ADVANCE PLANNING FOR USS
CAMDEN (AOE 2) FY 97 PMA

1.8  SCOPE

The Contractor is required to accomplish the FY 96 Advance Planning functions for CAMDEN in accordance with the schedule of TABLE C-1, including the design review of Government alteration drawings, shipchecks to validate work specifications and drawings, and other work necessary to prepare for the alteration and repair of CAMDEN. These requirements include, but are not limited to, the following:

 a. Accomplish advance planning for the repair and alteration of CAMDEN in accordance with work specifications, drawings, test procedures and other detailed data provided by the Government. The Contractor will be required to accomplish advance planning functions, including development of specifications, design review of Government alteration drawings, procurement of materials, shipchecks, and other work necessary to prepare for repair and alteration of the vessel. This work will be based on SHIPALT authorization letters and on SARP, WDC and/or continuous maintenance work authorized by the Port Engineer via the Supervisor . (Note: For PSAs as authorized by PMS325 via the Supervisor.) The specifications, cost proposals, and other data developed by the Contractor in support of the basic work package, as well as work specification references obtained from the Planning Yard or other sources, shall be submitted to the Supervisor not later than the date shown in TABLE C-1 for each availability being planned.

 b. Develop specifications for emergent work items identified/tasked by the Supervisor. These specifications shall be written in format similar to the basic specifications, describing the additional work to be accomplished as defined by the Supervisor, support by OPNAV Form 4790/2K's, 2L Drawings,
SARP line item specifications and other commonly used documentation.

 c. Prepare material ordering lists, develop engineering data forms, submit Liaison Action Records, and correct engineering drawings as authorized.

 d. Identify, procure, receive and store authorized LLTM. When authorized, and where practical and economical, the Contractor shall procure, or arrange options for, multiship quantities of identical materials.

 e. Provide an integrated milestone plan for the advance planning and procurement phases of the availability. These milestones will include a schedule of key events necessary to meet the contract delivery dates.

 f. Develop and utilize a progress measurement system to determine the physical progress of the advance planning and procurement phases. The progressing system shall permit a direct comparison of the physical progress of completed work to the integrated milestone plan that is to be developed in subparagraph 1.8.e. above.

 g. Apply stringent change control procedures to ensure timely identification and incorporation of emergent work.

Emergent work is defined as work identified after provision of the authorized SARP and/or Continuous Maintenance Package. All emergent work will be classified as either "Growth Work" or "New Work." Growth work will be related to a previously identified work specification item. New work will not be related to any previously authorized work specification item, and the work will be assigned a new specification item number.

 (1)  GROWTH WORK

The anticipated amount of growth work will be estimated and proposed by the Contractor at A-80 along with the proposal for the work package. Through the end of each availability, the Contractor shall prepare all growth work specifications in the form of "Work Packages." Each package shall include work operations, trade skills involved, material requirements, estimated manhours by trades and schedule of which work is to be completed. SUPSHIP Representatives and the Port Engineer will review each work package when submitted, and authorization proceed with the work will be provided by the SUPSHIP Project Manager. (Note: For PSAs, SUPSHIP /NAVSEA PMS325 Representatives will review each work package when submitted, and authorization proceed with the work will be provided by the SUPSHIP Project Manager.)

 (2)  NEW WORK

All new work specifications shall be written and/or approved by SUPSHIP Representatives and the Port Engineer. (Note: For PSAs, all new work specifications shall be written and/or approved by SUPSHIP/NAVSEA PMS325 Representatives.) Upon receipt or approval of a new work specification, the Contractor shall propose a change in estimated cost and fee to be incorporated into Section
B. Authorization to proceed with new work will be granted only by the Contracting Officer, only after the work has been priced, and will be subject to the LIMITATION OF FUNDS CLAUSE.

 h. Apply approved quality assurance procedures as required by this contract and the associated specifications. Ensure that procured material and performed engineering and production work will achieve and maintain the required quality standards.

 i. The Contractor cannot modify the basic design features of the engineering data provided by the Government. If modifications are deemed necessary by the Contractor, the Contractor shall follow the Engineering Change Proposals and Request for Deviations and Waivers procedures.

 j. Work specifications shall be based on the SARP, WDC and/or Continuous Maintenance results, and other data derived from shipchecks and/or provided by the Supervisor using the Standard Items, Standard Work Items (SWI) which are in effect on the date of specification submission to the Supervisor for acceptance. Specifications, created by the Contractor or reapplied from previous program efforts, shall be examined prior to submission to ensure applicability and compliance with requirements specified herein. In preparing the specifications and in accomplishing the work, it is mandatory that repairs be based on actual material condition to the maximum extent possible. The use of Class "B" repairs is to be minimized. Work specifications shall be prepared and stored using ADP or word processing techniques in order to minimize preparation or revision of specifications for the same or similar work required for other availabilities.

 k. All required engineering and drafting modifications to drawings and illustrative material shall be prepared to interpret and define the repair and alterations to the ship. If tasked, the contractor shall update Ship Selected Record Drawings (SSRDs) in accordance with NAVSEAINST 4790.1A and the Fleet Modernization Program (FMP) Management and Operations Manual (SL720-AA-MAN-
010).

 l. Drawings, data and other work products shall be completely and thoroughly checked and reviewed by the Contractor for technical accuracy and compliance with provisions of specifications and assignments to such an extent that checking and detailed review by the technical personnel of SUPSHIP will not be necessary. Any corrections to drawings or other work products found necessary due to error or omission of the Contractor shall be promptly accomplished by the Contractor.

 m. All drawings and other data to be furnished shall be reviewed and approved by the Contractor's Chief Design Engineer prior to delivery to the Supervisor.

 n. All drawings and other data developed by the Contractor shall represent a practical engineering solution based on the best trade-off between total cost, reliability, maintainability, availability of material, labor skill and industrial capability, state-of-the-art, and timely accomplishment of the task. The design will meet the requirement of the General Specifications for Ships and be presented on a format consistent with the requirements of the references and instructions in force on the start date of the work assignment. Maximum utilization of existing "Class" drawings and Navy Standard Drawings will be made. Redrawing or tracing in whole or in part of the existing class or standard drawings will not be permitted unless specifically authorized in writing by the Supervisor.

 o. The Contractor shall be responsible for producing interference-free, technically accurate drawings and shall be responsible for calling to the attention of the Supervisor, orally and in writing, any interface and interference problems.

 p. The following documents or their subsequent revisions in effect at time of contract award and/or option exercise, as well as applicable current instructions, general specifications, type plans, naval ship technical manuals and directives from the Naval Sea Systems Command shall be used in the technical requirements of work under the Contract:

MIL-STD-100E   Engineering Drawing Practices
MIL-STD-881B   Work Breakdown Structures for Defense Material
Items
MIL-STD-973    Configuration Management
MIL-STD-1388-1A Logistic Support Analysis
MIL-STD-1625C Safety Certification Program for Drydocking
              Facilities and Shipbuilding Ways for U.S. Navy
Ships
MIL-D-5480F   Data, Engineering and Technical, Reproduction
              Requirements for
MIL-M-9868E   Microfilming of Engineering Documents, 35MM,
              Requirements for
MIL-T-31000   Technical Data Packages, General Specification for
MIL-M-38784C  Manuals, Technical; General Style and Format
              Requirements
MIL-I-45208A  Inspection System Requirements

NAVAL INSTRUCTIONS

S9086-7G-STM-0000
NAVSHIPS Technical Manual Chapter 997, Docking Instructions and
Routine Work in Drydocks

NAVSEA 0900-LP-079-5010
Ship Repair Contracting Manual, Appendix 2-I NAVSEA Fleet
Modernization Program (FMP)

SL720-AA-MAN-010
Management and Operations Manual

NAVSEAINST 4790.1A
Expanded Ship Work Breakdown Structure (ESWBS) for Ships, Ship
Systems and Combat Systems

S9040-AA-IDX-010/SWBS
Expanded Ship Work Breakdown 5D VOL. 1  Structure for Ships,
Ships Systems and Combat Systems

S9040-AA-IDX-020/SWBS
Users Guide for the Expanded Ship

SWBS 5D VOL. 2
Work Breakdown Structure for Ships, Ship Systems and Combat
Systems

q. Submit a preliminary time and cost estimate for accomplishment of the work listed in the preliminary SARP. This information is for Government use during the Work Definition Conference. The estimates shall be as accurate as practicable and shall be provided after receipt of the preliminary SARP and/or Continuous Maintenance Package in the following format:

                         ESTIMATED
  ITEM   TIME REQUIRED   ESTIMATED       ESTIMATED    TOTAL COST
  NO.  CALENDAR DAYS    MANDAYS     MATERIAL COST   (PRELIMINARY)

ITEM 0009  (OPTION)   ACCOMPLISH FY 96 ADVANCE PLANNING FOR USS
RAINIER (AOE 7) FY 97 PMA

1.9 SCOPE

The Contractor shall accomplish the FY 96 Advance Planning functions for RAINIER in accordance with the statement of work for Line Item 0008.

FY 97 (OPTIONS)

ITEM 0010 (OPTION) ACCOMPLISH REPAIR AND ALTERATIONS OF USS
CAMDEN (AOE 2) FY 97 PMA

1.10 SCOPE

The Contractor shall accomplish planning, document preparation, engineering, procurement, prefabrication, shipyard production work, and any other work necessary to prepare for and accomplish the FY 97 Repair and Alteration of CAMDEN as specified herein. These requirements include, but are not limited to, the following:

 a. Provide the management, technical, procurement, production, test quality assurance and facility resources necessary to prepare for and accomplish the repair and alteration of CAMDEN in accordance with the requirements stated in this Section, the Work Items Specifications (Section J), the Delivery Schedule specified in Section F, and all other terms and conditions set forth in this contract.

 b. Accomplish planning and scheduling to ensure a rational, integrated and timely plan for receipt, storage and installation of Government Furnished Material as identified in work item specifications, and for accomplishment of production work. A critical path analysis (if required by the Supervisor for particular work items) and a milestone schedule shall be used to measure schedule accomplishment of the functions and elements required to successfully complete the repair and alteration of CAMDEN within the availability dates specified in Section F.

 c. Develop Progress Measurement Systems to permit the determination of the physical progress of completed work for each of the elements in the scheduling plan, including material, manpower, engineering, production, tests and trials. The progress measurement system shall permit a direct comparison of the physical progress of completed work to the planned performance measurement baseline for each of the elements in the scheduling system.

 d. Establish management procedures and systems to identify behind schedule conditions and unfavorable schedule variances, using the scheduling systems performance measurement baseline and the progress measurement systems. The applied systems and procedures shall provide timely identification of scheduling problem areas to permit prompt management action to correct unsatisfactory conditions.

 e. Apply stringent change control procedures to ensure timely identification and incorporation of emergent work.

 f. Prepare and submit in definitive form, a proposal for accomplishment of emergent work. This proposal shall be submitted within five working days after work identification in accordance with the detailed requirements for emergent work proposals and emergent work specifications detailed in DD Form 1423, CDRL, attached hereto.

 g. The Navy intends that all basic and emergent work authorized for the repair and alteration of the vessel be compatible with the duration of the scheduled production accomplishment periods. The Contractor agrees; therefore, to inform the Supervisor as soon as practicable, but not later than as specified in paragraph 1.10.f of this Section, if it appears that any work items will require a longer period.

 h. The Contractor shall be responsible for producing interference free, technically accurate drawings and shall be responsible for calling to the attention of the Supervisor, orally and in writing, any interface and interference problems.

 i. Apply approved quality assurance procedures as required by this contract and the associated specifications to ensure that procured material and performed production work will achieve and maintain the required quality standards.

 j. The documents identified in 1.8.p or their subsequent revisions in effect at time of contract award or option exercise as well as applicable current instructions, general specifications, type plans, naval ship technical manuals and directives from the Naval Sea Systems Command, shall be used in the technical requirements of work under the contract.

ITEM 0011     (OPTION) ACCOMPLISH REPAIR AND ALTERATIONS OF USS
RAINIER (AOE 7) FY 97 PMA

1.11 SCOPE

The Contractor shall accomplish the repair and alteration of RAINIER in accordance with the statement of work for Line Item
0010.

ITEM 0012 (OPTION) ACCOMPLISH FY 97 ADVANCE PLANNING FOR USS
SACRAMENTO (AOE 1) FY 98 DPMA

1.12 SCOPE

The Contractor shall accomplish the FY 97 Advance Planning functions for SACRAMENTO in accordance with the statement of work for Line Item 0008.

ITEM 0013  (OPTION) ACCOMPLISH FY 97 ADVANCE PLANNING, (DEFERRED
WORK, POST DELIVERY WORK, OR TYCOM FUNDED WORK) ENGINEERING,
MANAGEMENT AND MATERIAL PROCUREMENT SUPPORT FOR FY 98 USS BRIDGE
(AOE 10) PSA

1.13 SCOPE

The Contractor shall accomplish the FY 97 Advance Planning functions for BRIDGE in accordance with the statement of work for
Line Item 0008.   The Advance Planning Work work will be
categorized by NAVSEA via the supervisor as either Deferred Work (0013AF), or for the correction of Government responsible defects and deficiencies identified during trials (0013AG), or by the Type Commander via the Supervisor (0013AB). NOTE: For this solicitation, PSA Advance Planning shall be priced using the following work items:

TYCOM Authorized Repairs   (0013AB) 813-80-000
NAVSEA Deferred Work Items (0013AF) 813-90-000
NAVSEA Post Delivery Items (0013AG) 813-90-000

FY 98 (OPTIONS)

ITEM 0014  (OPTION) ACCOMPLISH REPAIR AND ALTERATIONS OF USS
SACRAMENTO (AOE 1) FY 98 DPMA

1.14 SCOPE

The Contractor shall accomplish the repair and alteration of SACRAMENTO in accordance with the statement of work for Line Item 0010. Also, the Contractor shall make certified drydocking facilities available for accomplishment of work items below the ship's waterline. In addition, the Contractor shall make messing and berthing facilities for ships crew available for ship's force use.

ITEM 0015 (OPTION) ACCOMPLISH USS BRIDGE (AOE 10) DEFINED WORK
PACKAGE FOR THE FY 98 POST SHAKEDOWN AVAILABILITY (PSA) (DEFERRED
WORK, POST DELIVERY WORK, OR TYCOM FUNDED WORK)

1.15 SCOPE

The Contractor shall accomplish planning, document preparation, engineering, procurement, prefabrication, shipyard production work, and any other work necessary to prepare for and accomplish the FY 98 Repair and Alteration of BRIDGE as specified herein. This planning and production work will be categorized by NAVSEA via the supervisor as either Deferred Work (0015AF), or for the correction of Government responsible defects and deficiencies identified during trials (0015AG), or by the Type Commander via the Supervisor (0015AB). Note: For the purposes of this solicitation, PSA Production shall be priced using the following:

TYCOM Authorized Repairs   (0015AB) -  All AB CLIN PMA Notional
Work Items

NAVSEA Deferred Work Items (0015AF) - AF CLIN Notional Work Items
Only

NAVSEA Post Delivery Items (0015AG) - The Government provided estimate for this effort is 5000 mandays, $400,000 material.

These requirements include, but are not limited to, the following:

a. Provide the management, technical, procurement, production, test quality assurance and facility resources necessary to prepare for and accomplish the repair and alteration of BRIDGE in accordance with the requirements stated in this Section, the Work Items Specifications (Section J), the Delivery Schedule specified in Section F, and all other terms and conditions set forth in this contract.

b. Accomplish planning and scheduling to ensure a rational, integrated and timely plan for receipt, storage and installation of Government Furnished Material as identified in work item specifications, and for accomplishment of production work. A critical path analysis (if required by the Supervisor for particular work items) and a milestone schedule shall be used to measure schedule accomplishment of the functions and elements required to successfully complete the repair and alteration of BRIDGE within the availability dates specified in Section F.

c. Develop Progress Measurement Systems to permit the determination of the physical progress of completed work for each of the elements in the scheduling plan, including material, manpower, engineering, production, tests and trials. The progress measurement system shall permit a direct comparison of the physical progress of completed work to the planned performance measurement baseline for each of the elements in the scheduling system.

d. Establish management procedures and systems to identify behind schedule conditions and unfavorable schedule variances, using the scheduling systems performance measurement baseline and the progress measurement systems. The applied systems and procedures shall provide timely identification of scheduling problem areas to permit prompt management action to correct unsatisfactory conditions.

e. Apply stringent change control procedures to ensure timely identification and incorporation of emergent work.

f. Prepare and submit in definitive form, a proposal for accomplishment of emergent work. This proposal shall be submitted within five working days after work identification in accordance with the detailed requirements for emergent work proposals and emergent work specifications detailed in DD Form 1423, CDRL, attached hereto.

g. The Navy intends that all basic and emergent work authorized for the repair and alteration of the vessel be compatible with the duration of the scheduled production accomplishment periods. The Contractor agrees; therefore, to inform the Supervisor as soon as practicable, but not later than as specified in paragraph 1.15.f of this Section, if it appears that any work items will require a longer period.

h. The Contractor shall be responsible for producing interference free, technically accurate drawings and shall be responsible for calling to the attention of the Supervisor, orally and in writing, any interface and interference problems.

i. Apply approved quality assurance procedures as required by this contract and the associated specifications to ensure that procured material and performed production work will achieve and maintain the required quality standards.

j. The documents identified in 1.8.p or their subsequent revisions in effect at time of contract award or option exercise as well as applicable current instructions, general specifications, type plans, naval ship technical manuals and directives from the Naval Sea Systems Command, shall be used in the technical requirements of work under the contract.

ITEM 0016  (OPTION) ACCOMPLISH FY 98 ADVANCE PLANNING FOR USS
CAMDEN (AOE 2) FY 99 PMA

1.16 SCOPE

The Contractor shall accomplish the FY 98 Advance Planning functions for CAMDEN in accordance with the statement of work for Line Item 0008.

ITEM 0017  (OPTION) ACCOMPLISH FY 98 ADVANCE PLANNING FOR USS
RAINIER (AOE 7) FY 99 PMA

1.17 SCOPE

The Contractor shall accomplish the FY 98 Advance Planning functions for RAINIER in accordance with the statement of work for Line Item 0008.

FY 99 (OPTIONS)

ITEM 0018  (OPTION) ACCOMPLISH REPAIR AND ALTERATIONS OF USS
CAMDEN (AOE 2) FY 99 PMA

1.18 SCOPE

The Contractor shall accomplish the repair and alteration of CAMDEN in accordance with the statement of work for Line Item
0010.

ITEM 0019  (OPTION) ACCOMPLISH REPAIR AND ALTERATIONS OF USS
RAINIER (AOE 7) FY 99 PMA

1.19 SCOPE

The Contractor shall accomplish the repair and alteration of RAINIER in accordance with the statement of work for Line Item
0010.

ITEM 0020  (OPTION) ACCOMPLISH FY 99 ADVANCE PLANNING FOR USS
SACRAMENTO (AOE 1) FY 00 PMA

1.20 SCOPE

The Contractor shall accomplish the FY 99 Advance Planning functions for SACRAMENTO in accordance with the statement of work for Line Item 0008.

ITEM 0021  (OPTION) ACCOMPLISH FY 99 ADVANCE PLANNING FOR USS
BRIDGE (AOE 10) FY 00 PMA

1.21 SCOPE

The Contractor shall accomplish the FY 99 Advance Planning functions for BRIDGE in accordance with the statement of work for Line Item 0008.


ITEM 0022  (OPTION)     ACCOMPLISH FY 99 ADVANCE PLANNING FOR
USS CAMDEN (AOE 2) FY 00 DPMA

1.22 SCOPE

The Contractor shall accomplish the FY 99 Advance Planning functions for CAMDEN in accordance with the statement of work for Line Item 0008 including drydocking requirements.

FY 00 (OPTIONS)

ITEM 0023  (OPTION)     ACCOMPLISH REPAIR AND ALTERATIONS OF USS
SACRAMENTO (AOE 1) FY 00 PMA

1.23 SCOPE

The Contractor shall accomplish the repair and alteration of SACRAMENTO in accordance with the statement of work for Line Item
0010.

ITEM 0024  (OPTION)     ACCOMPLISH REPAIR AND ALTERATIONS OF USS
BRIDGE (AOE 10) FY 00 PMA

1.24 SCOPE

The Contractor shall accomplish the repair and alteration of BRIDGE in accordance with the statement of work for Line Item
0010.

ITEM 0025  (OPTION)     ACCOMPLISH REPAIR AND ALTERATIONS OF USS
CAMDEN (AOE 2) FY 00 DPMA

1.25 SCOPE

The Contractor shall accomplish the repair and alteration of CAMDEN in accordance with the statement of work for Line Item 0010. Also, the Contractor shall make certified drydocking facilities available for accomplishment of work items below the ship's waterline. In addition, the Contractor shall make messing and berthing facilities for ships crew available for ship's force use.

ITEM 0026  (OPTION)     ACCOMPLISH FY 00 ADVANCE PLANNING FOR USS
RAINIER (AOE 7) FY 01 DPMA

1.26 SCOPE

The Contractor shall accomplish the FY 00 Advance Planning functions for RAINIER in accordance with the statement of work for Line Item 0008 including drydocking requirements.

ITEM 0027  (OPTION)     ACCOMPLISH FY 00 ADVANCE PLANNING FOR USS
SACRAMENTO (AOE 1) FY 01 PMA

1.27 SCOPE

The Contractor shall accomplish the FY 00 Advance Planning functions for SACRAMENTO in accordance with the statement of work for Line Item 0008.

FY 01 (OPTIONS)

ITEM 0028  (OPTION)     ACCOMPLISH REPAIR AND ALTERATIONS OF USS
RAINIER (AOE 7) FY 01 DPMA

1.28 SCOPE

The Contractor shall accomplish the repair and alteration of RAINIER in accordance with the statement of work for Line Item 0010. Also, the Contractor shall make certified drydocking facilities available for accomplishment of work items below the ship's waterline. In addition, the Contractor shall make messing and berthing facilities for ships crew available for ship's force use.

ITEM 0029  (OPTION)     ACCOMPLISH REPAIR AND ALTERATIONS OF USS
SACRAMENTO (AOE 1) FY 01 PMA

1.29 SCOPE

The Contractor shall accomplish the repair and alteration of SACRAMENTO in accordance with the statement of work for Line Item
0010.

C.II GENERAL REQUIREMENTS

GOVERNMENT SURPLUS PROPERTY (NAVSEA) (SEP 1990)

No former Government surplus property or residual inventory resulting from terminated Government contracts shall be furnished under this contract unless (i) such property is identified in the Special Contract Requirements or (ii) is approved in writing by the Contracting Officer. Notwithstanding any such identification in the Special Contract Requirements or approval by the Contracting Officer, the Contractor agrees all items or components described in this clause shall comply in all respects with the specifications contained herein.

COMMAND INSPECTION OF BERTHING FACILITIES (NAVSEA) (OCT 1990)

Once the ship's force takes occupancy of a berthing facility, it is recognized that the premises will be under the control of the Department of the Navy and subject to inspections by the Commanding Officer or his duly authorized representative(s). In recognition of (1) the Navy's need to ensure security, military fitness, and good order and discipline and (2) the Navy's policy to conduct regularly scheduled periodic inspections, the Contractor hereby agrees that while its berthing facilities are occupied by ship's force, the Commanding Officer or his duly authorized representative(s) has (have) the right to conduct command inspections of the berthing facilities occupied by ship's force.

In instances where the contractor is using commercial facilities to satisfy the berthing requirement, the contractor hereby agrees to insert the following clause in any subcontract for berthing facilities to be provided under this contract:

In recognition of (1) the Navy's need to ensure security, military fitness, and good order and discipline and (2) the Navy's policy to conduct regularly scheduled periodic inspections, (insert names of subcontractor) hereby agrees that while its facilities are occupied by ship's force the Commanding Officer or his duly authorized representative(s) has (have) the right to conduct command inspections of the facilities occupied by ship's force.

STANDARDIZATION - ALTERNATE I (NAVSEA) (MAY 1993)

Subject to meeting the requirements of the specifications, the Contractor shall utilize equipments and components identical to those of the AOE 1 & AOE 6 Class Ships. Where equipments or components are not available, the Contractor shall select hull, mechanical, and electrical components in the following order:

(a) Equipment which meets the requirements of the specifications and is identical to equipments and components of the AOE 1 & AOE
6 Class Ships.

(b) Equipment which meets the requirements of the specifications and which appears in NAVSEA Standard Components List for Hull, Mechanical and Electrical Equipment, NAVSEA S-0300-A-PLL-00-0.

(c)  Equipment which meets the requirements of the specifications
(non-standard equipment).  For this category, Provisioning
Technical Documentation shall be submitted in accordance with paragraph (d) below, and the requirements of the Contract Data
Requirements List (CDRL),
Exhibit B.

(d) For Contractor furnished equipments that meet standardization requirements of paragraph (a) or (b) above, only a Statement of Prior Submission is required. For non-standard equipment, paragraph (c) above, Provisioning Technical Documentation (PTD) shall be developed in accordance with MIL-STD-1388-2B dated 28 March 1991, MIL-STD-1388-1A, and the Provisioning Requirements Statement.

(e)  For non-standard equipment, paragraph (c) above, new/revised
Level 3 drawings per DOD-D-1000B dated 28 March 1977 with Notice
1 dated 1 July 1990 shall be developed for new/modified
Contractor furnished equipment. In addition, the Contractor shall update applicable Level 3 contract ship construction drawings.

(f) For non-standard equipment, paragraph (c) above, new/revised technical manuals shall be developed in accordance with NAVSEA
Standard Items 009-39, 009-41 and 009-42. Technical manual management data shall include those deliverable data items required for Government monitoring/ tracking/approval of Contractor's technical manual efforts.

ACCESS TO THE VESSEL(S) (AT) (NAVSEA) (JAN 1983)

Officers, employees, and associates of the prime Contractors with the Government, and their subcontractors, shall, as authorized by the Supervisor, have at all reasonable times, admission to the plant, access to the vessel(s) where and as required, and be permitted, within the plant and on the vessel(s) to perform and fulfill their respective obligations to the Government. The Contractor shall make reasonable arrangements with the Government or Contractors of the Government, as shall have been identified and authorized by the Supervisor to be given admission to the plant and access to the vessel(s) for office space, work areas, storage or shop areas, or other facilities and services, necessary for the performance of the respective responsibilities involved, reasonable to their performance.

QUALIFICATION OF CONTRACTOR NONDESTRUCTIVE TESTING (NDT)
PERSONNEL (NAVSEA) (MAY 1993)

(a) The Contractor and any NDT subcontractor (as hereinafter defined) shall utilize for the performance of required Nondestructive Testing (NDT) (which includes radiography, magnetic particle, liquid penetrant, eddy current, ultrasonic inspections and visual inspections) only personnel who have been previously qualified and certified in accordance with MIL-STD-271F(SH) dated 27 June 1986 (including the l980 edition of SNT-TC-lA). The term "NDT Subcontractor" is defined to be a first tier subcontractor performing NDT in conjunction with the production of materials, components, or equipments for the vessel(s).

(b) Qualification and certification of Level III (Examiner) personnel shall be based on (1) successful completion of appropriate American Society for Nondestructive Testing Level III Examinations, and (2) successful completion of specific and practical examinations developed by the Contractor and based on MIL-STD-271F(SH) and associated fabrication documents. Documentation pertaining to the qualification and certification of NDT personnel shall be available to the Contracting Officer for review upon request.

(c) These requirements do not apply with respect to nuclear propulsion plant systems and other matters under the technical cognizance of SEA 08. Because of health and safety considerations, such matters will continue to be handled as directed by SEA 08.

DEPARTMENT OF LABOR OCCUPATIONAL SAFETY AND HEALTH STANDARDS FOR
SHIP REPAIR (NAVSEA) (SEP 1990)

Attention of the Contractor is directed to the Occupational Safety and Health Act of 1970 (29 USC 651-678), and to the Safety and Health Regulations for Ship Repairing (29 CFR 1915), promulgated under Public Law 85-742, amending Section 41 of the Longshoremen's and Harbor Workers' Compensation Act (33 USC 941), and adopted by the Department of Labor as occupational safety or health standards under Section 6(a) of the Occupational Safety and Health Act of 1970 (See 29 CFR 1910.13). These regulations apply to all ship repair and related work, as defined in the regulations performed under this contract on the navigable waters of the United States including any drydock or marine railway. Nothing contained in this contract shall be construed as relieving the Contractor from any obligations which it may have for compliance with the aforesaid regulations.

ADDITIONAL PROVISIONS RELATING TO GOVERNMENT PROPERTY (NAVSEA)
(OCT 1990)

(a)  For purposes of paragraph (g) of the clause entitled
"GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR
LABOR-HOUR CONTRACTS)" (FAR 52.245-5) in addition to those items of property defined in that clause as Government Property, the following shall also be included within the definition of Government Property:

          (1)  the vessel;
          (2)  the equipment on the vessel
          (3)  movable stores;
          (4)  cargo; and
          (5)  other material on the vessel

(b)  For purposes of paragraph (e) of the clause entitled
"GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR
LABOR-HOUR CONTRACTS)" (FAR 52.245-5)" notwithstanding any other requirement of this contract, the following shall not be considered Government Property:

          (1)  the vessel;
          (2)  the equipment on the vessel;
          (3)  movable stores;
          (4)  other material on the vessel

TESTS AND TRIALS (NAVSEA) (OCT 1990)

During the conduct of required tests and trials, the vessel shall be under the control of the vessel's Commander and crew with representatives of the Contractor and Government on-board to determine whether or not the work done by the Contractor has been satisfactorily performed. The Contractor shall provide and install all fittings and appliances which may be necessary for dock and sea trials, to enable the representatives of the Government to determine whether the requirements of the contract have been met, and the Contractor shall install and remove instruments and apparatus furnished by the Government for such trials, as required by the specifications.

ACCESS TO VESSELS BY NON-U.S. CITIZENS (NAVSEA) (MAY 1993)

(a) No person not known to be a U.S. citizen shall be eligible for access to naval vessels, work sites and adjacent areas when said vessels are under construction, conversion, overhaul, or repair, except upon a finding by NAVSEA or his designated representative that such access should be permitted in the best interest of the United States. The Contractor shall establish procedures to comply with this requirement and NAVSEAINST 5500.3 (series) in effect on the date of this contract or agreement.

(b) If the Contractor desires to employ non-U.S. citizens in the performance of work under this contract or agreement that requires access as specified in paragraph (a) of this requirement, approval must be obtained prior to access for each contract or agreement where such access is required. To request such approval for non-U.S. citizens of friendly countries, the Contractor shall submit to the cognizant Contract Administration Office (CAO), an Access Control Plan (ACP) which shall contain as a minimum, the following information:

(1) Badge or Pass oriented identification, access, and movement control system for non-U.S. citizen employees with the badge or pass to be worn or displayed on outer garments at all times while on the Contractor's facilities and when performing work aboard ship.

 (i) Badges must be of such design and appearance that permits easy recognition to facilitate quick and positive identification.

 (ii) Access authorization and limitations for the bearer must be clearly established and in accordance with applicable security regulations and instructions.

 (iii) A control system, which provides rigid accountability procedures for handling lost, damaged, forgotten or no longer required badges, must be established.

 (iv) A badge or pass check must be performed at all points of entry to the Contractor's facilities or by a site supervisor for work performed on vessels outside the Contractor's plant.

(2) Contractor's plan for ascertaining citizenship and for screening employees for security risk.

(3) Data reflecting the number, nationality, and positions held by non-U.S. citizen employees, including procedures to update data as non-U.S. citizen employee data changes, and pass to cognizant CAO.

(4) Contractor's plan for ensuring subcontractor compliance with the provisions of the Contractor's ACP.

(5) These conditions and controls are intended to serve as guidelines representing the minimum requirements of an acceptable ACP. They are not meant to restrict the Contractor in any way from imposing additional controls necessary to tailor these requirements to a specific facility.

 (c) To request approval for non-U.S. citizens of hostile and/or communist-controlled countries (listed in Department of Defense Industrial Security Manual, DOD 5220.22-M or available from cognizant CAO), Contractor shall include in the ACP the following employee data: name, place of birth, citizenship (if different from place of birth), date of entry to U.S., extenuating circumstances (if any) concerning immigration to U.S., number of years employed by Contractor, position, and stated intent concerning U.S. citizenship. COMNAVSEA or his designated representative will make individual determinations for desirability of access for above group. Approval of ACP's for access of non-U.S. citizens of friendly countries will not be delayed for approval of non-U.S. citizens of hostile communist-controlled countries. Until approval is received, Contractor must deny access to vessels for employees who are non-U.S. citizens of hostile and/or communist-controlled countries.

 (d)  An ACP which has been approved for specific Master Ship
Repair Agreement (MSRA) or Agreement for Boat Repair (ABR) or
Basic Ordering Agreement (BOA), is valid and applicable to all job orders awarded under that agreement.

 (e) The Contractor shall fully comply with approved ACPs. Noncompliance by the Contractor or subcontractor serves to cancel any authorization previously granted, in which case the Contractor shall be precluded from the continued use of non-U.S. citizens on this contract or agreement until such time as the compliance with an approved ACP is demonstrated and upon a determination by the CAO that the Government's interests are protected. Further, the Government reserves the right to cancel previously granted authority when such cancellation is determined to be in the Government's best interest. Use of non-U.S. citizens, without an approved ACP or when a previous authorization has been canceled, will be considered a violation of security regulations. Upon confirmation by the CAO of such violation, this contract, agreement or any job order issued under this agreement may be terminated or default in accordance with the clause entitled "DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)" (FAR 52.249-8), "DEFAULT (FIXED-PRICE RESEARCH AND DEVELOPMENT)" (FAR 52.249-9) or "TERMINATION (COST REIMBURSEMENT)" (FAR 52.249-
6), as applicable.

 (f) Prime Contractors have full responsibility for the proper administration of the approved ACP for all work performed under this contract or agreement, regardless of the location of the vessel, and must ensure compliance by all subcontractors, technical representatives and other persons granted access to U.S. Navy vessels, adjacent areas, and work sites.

 (g) In the event the Contractor does not intend to employ non-U.S. citizens in the performance of the work under this contract, but has non-U.S. citizen employees, such employees must be precluded from access to the vessel and its work site and those shops where work on the vessel's equipment is being performed. The ACP must spell out how non-U.S. citizens are excluded from access to contract work areas.

 (h) The same restriction as in paragraph (g) above applies to other than non-U.S. citizens who have access to the Contractor's facilities (e.g., for accomplishing facility improvements, from foreign crewed vessels within its facility, etc.).
FACILITIES NOT TO BE GOVERNMENT-FURNISHED (CT) (NAVSEA) (JAN
1990)

The Contractor's obligation to perform this contract is in no way conditioned upon the providing by the Government of any facilities, except as may be otherwise expressly provided herein. Accordingly, no such facilities, shall be either acquired by the Contractor for the account of the Government or furnished to the Contractor by the Government hereunder.

For the purpose of this requirement, facilities means industrial property (other than material, special tooling, military property and special test equipment) for production, maintenance, research, development or test, including real property and rights therein, building, structures, improvements, and plant equipment as defined in FAR 45.101 and 45.301 and DFARS 245.301.

DRYDOCK CERTIFICATION (NAVSEA) (MAY 1993)

The drydocking of all vessels on or after 1 January 1980 shall be accomplished in dry docks certified in accordance with MIL-STD-
1625C(SH) dated 25 August 1987 as invoked by NAVSEA Standard Item
009-01.

HEAVY WEATHER PLAN (NAVSEA) (APR 1992)

In order to ensure that Navy vessels and materials are protected during the hurricane or "heavy weather" season, the Contractor is required to have a written Heavy Weather Plan or Procedure which assigns responsibilities and prescribes actions to be taken in the event a hurricane is expected to approach or to strike the place of performance. The contractor shall furnish to the cognizant Shipbuilding, Conversion and Repair, U.S. Navy, upon his request, a copy of such Heavy Weather Plan, and shall make such changes in the plan as the Supervisor considers necessary and reasonable to protect and care for vessels and machinery and equipment to be installed therein.

PROTECTION OF THE VESSEL (NAVSEA) (SEP 1990)

 (a) The Contractor shall exercise reasonable care, as agreed upon with the Supervisor, to protect the vessel from fire, and shall maintain a system of inspection over the activities of its welders, burners, riveters, painters, pipe fitters, and similar workers, and of its subcontracts, particularly where such activities are undertaken in the vicinity of the vessels magazines, fuel oil tanks, or storage rooms containing inflammable materials. All ammunition, fuel oil, motor fuels, and cleaning fluids shall have been off-loaded and the tanks cleaned, except as may be mutually agreed upon between the Contractor and the Supervisor prior to work on the vessel by the Contractor. Fire hose lines shall be maintained by the contractor ready for immediate use on the vessel at all times while the vessel is berthed alongside the Contractor's pier or in drydock. All tanks under alteration or repair shall be cleaned, washed, and steamed out or otherwise made safe to the extent necessary, and the Contractor shall furnish the vessel's Gas Free Officer and the Supervisor with a "Gas Chemists' Certificate" before any hot work is done. The Contractor shall maintain a fire watch aboard the vessel in areas where the Contractor is working. All other fire watchers aboard the vessel shall be the responsibility of the Government.

 (b) Except as otherwise provided in contractually invoked technical specifications or NAVSEA furnished directives, while the vessel is at the Contractor's plant and when the temperature becomes as low as thirty-five degrees Fahrenheit, the Contractor shall assist the Government when requested in keeping all pipe-lines, fixtures, traps, tanks, and other receptacles on the vessel drained to avoid damage from freezing, or if this is not practicable, the vessel shall be kept heated to prevent such damage. The vessel's stern tube and propeller hubs shall be protected by the contractor from frost damage by applied heat through the use of a salamander or other proper means.

 (c) The work shall, whenever practicable, be performed in such a manner as not to interfere with the work performed by military personnel attached to the vessel, and provisions shall be made so that personnel assigned shall have access to the vessel at all times, it being understood that such personnel will not unduly interfere with the work of the Contractor's workmen.

 (d) The Contractor shall at all times keep the site of the work on the vessel free from accumulation of waste material or rubbish caused by its employees, or the work performed by the Contractor in accordance with this contract, and at the completion of such work shall remove all rubbish from and about the site of the work, and shall leave the work in its immediate vicinity "broom clean", unless more exactly specified by the Supervisor.

     TABLE C-1
     ADVANCE PLANNING SCHEDULE

                ACTION            FY97           RAINIER &
                                  CAMDEN         SUBSEQUENT
                                  AVAIL          AVAILS
                                  A-180          A-360

Government provide inital advance A-180          A-360
planning funding increment

Government provide milestone      A-180          A-360
planning letter.

Governemnt provide Title "K" Ship A-180          A-360
Alteration letter, Title "D" and
"F" Ship Alteration letter and
Title "D", "F" and "K" LLTM lists.
(FMPMIS Tp-05 Report or equivalent.

Government provides SIDs.         A-180          A-360

Contractor complete SID design,   A-175          A-360
review and submit results.
(Government may authorize shipcheck).

Contractor provide recommendations A-160         A-315
for non-Government-furnished LLTM.

Contractor commence procurement    A-150         A-300
of authorized non-Government
furnished alteration LLTM.

Contractor assist in conduct of IF AUTHORIZED IF AUTHORIZED work package determination.

Government provide resolution of   A-150         A-300
Contractor SID design review problems.

Contractor recommend changes to    A-130         A-270
alteration LLTM list, if any.

Contractor supplement alteration   A-125         A-255
LLTM procurement, as authorized.

Contractor submit preliminary "K"  A-120         A-230
Alteration and "D" and "F"
Alteration Cost Estimates.

     ACTION                         FY97             RAINIER &
                                    CAMDEN           SUBSEQUENT
                                    AVAIL            AVAILS
                                    A-180            A-360

Government provide preliminary      A-100            A-230
SARP to Contractor.

Contractor submit cost proposal     A-90             A-220
for advance planning.

Contractor provide repair item      A-75             A-210
LLTM recommendations.

Contractor commence procurment of   A-75             A-200
authorized repair item LLTM.

Contractor provide preliminary      A-60             A-185
SARP time and cost estimates.

Contractor conduct shipchecks for IF AUTHORIZED IF AUTHORIZED specification preparation.

Government provide authorized SARP  A-60             A-165
to contractor.

Government provide actual SHIPALT   N/A               N/A
and Repair work package to Contractor.

Contractor provide complete NAVSEA  A-40             A-135
Title "K" Alteration work item
specifications for basic work package.

Contractor submit proposal for basic A-40           A-120
work package NAVSEA Title "K" Alterations.

Contractor provide complete repair   A-40           A-90
and Title "D/F" Alteration work item
specifications for basic work package.

Contractor submit complete proposal  A-30           A-80
for basic work package.
(To include SSR update, if tasked,
and growth and/or overtime estimates).

Contractor provide updated Ship      C+60           C+60
Selected Records (if tasked).

SECTION D
PACKING AND MARKING, PREPARATION FOR DELIVERY

D-1 All unclassified data shall be prepared for shipment in accordance with best commercial practice. Classified reports, data, and documentation, shall be prepared for shipment in accordance with the Department of Defense Industrial Security Manual for Safeguarding Classified Information, DOD 5220.22-M dated 3 January 1991.

D-2  PROVISIONED ITEM ORDER

Item 0003 - The parts ordered hereunder shall be cleaned, preserved, packaged, packed, and marked in accordance with instructions provided by the Contracting Officer provisioning activity or ACO. When not otherwise instructed, spare and repair parts shall be cleaned, preserved, packaged, packed and marked level A in accordance with Military Specification MIL-E-17555H, dated 15 November 1984.

SECTION E
INSPECTION AND ACCEPTANCE

E-1     The Contractor's performance and the quality of the
completed work shall be subject to inspection, review and final acceptance by the SUPSHIP or his duly authorized representative.

E-2 Failure of any contractually required document to conform to any of the applicable requirements of this Contract will result in the rejection of the non-conforming document. Non-conforming engineering drawings documents shall be re-examined after correction of all discrepancies. The contractor shall identify the deficiencies corrected and the action taken to prevent recurrence.

E-3     Data.  Inspection and acceptance of all data shall be as
specified on the attached Contract Data Requirements list(s) DD
Form 1423, Exhibits A, B and C of Section J.

E-4 The Inspection System which the Contractor is required to maintain, as provided in paragraph (b) of the clause entitled "Inspection of Supplies-Cost Reimbursement", shall be in accordance with Military Specification
MIL-I-45208 in effect on the date of this Contract and NAVSEA Standard Item 009-04 in effect on the date of this Contract unless otherwise specified.

E-5  INSPECTION FACILITIES (NAVSEA) (JAN 1990)

     The facilities to be provided pursuant to the clause entitled "Inspection of Supplies-Cost Reimbursement", shall be equal to those provided by the Contractor for his use for generally similar purposes, and shall include offices and related equipment, drafting rooms, convenient parking facilities, equipment for reproduction of such items as plans, booklets, test memoranda and allowance lists, and telephones connected to the Contractor's and local telephone systems. Toll charges for calls placed by the Government shall be paid by the Government. In lieu of providing the reproduction equipment referred to above, the Contractor may provide reproduction services.

E-6  In accordance with paragraph (b) of the clause entitled
"Inspection of Supplies-Cost Reimbursement", the Contractor shall make his records of all inspection work available to the Government for a period of six (6) months after completion of all work called for in the Contract.

E-7     Provisioned Item Orders.  Item(s) 0003 - Inspection and
acceptance of parts ordered hereunder shall be as establised in each PIO. Unless otherwise stated in the PIO, parts shall be inspected and accepted at source by a representative of the Contract Administration Office.

E-8     ADDITIONAL PROVISIONS RELATING TO CORRECTION OF DEFECTS
     (NAVSEA) (OCT 1990)

In case any work done or materials or supplies furnished by the Contractor, under this contract for any vessel, or the equipment thereof, shall within sixty (60) days of delivery of the vessel to the Government, or the date of final acceptance, whichever occurs first, prove defective or deficient, such defects of deficiencies shall, as required by the Government, be corrected or repaired by the Contractor to the satisfaction of the Contracting Officer; provided, however, that with respect to any individual work item which is incomplete or deficient at the time of delivery or acceptance, the Contractor's obligation under this clause to correct or repair such deficiency shall extend sixty
(60) days from the date of such correction or repair, whichever occurs first. The Contractor shall be entitled to allowable costs for corrections or repairs performed in accordance with the clause but shall not be entitled to any additional fee for such work.

E-9  INSPECTION OF SUPPLIES - COST REIMBURSEMENT (FAR 52.246-3)
     (APR 1984)

 (a) Definitions.

 "Contractor's managerial personnel," as used in this clause, means any of the Contractor's directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of -

               (1) All or substantially all of the Contractor's business;

               (2) All or substantially all of the Contractor's operation at a plant or separate location at which the contract is being performed; or

               (3) A separate and complete major industrial operation connected with performing this contract.

          "Supplies" as used in this clause, includes but is not limited to raw materials, components, intermediate assemblies, end products, lots of supplies, and, when the contract does not include the Warranty of Data clause, data.

     (b) The Contractor shall provide and maintain an inspection system acceptable to the Government covering the supplies, fabricating methods, and special tooling under this contract.
Complete records of all inspection work performed by the Contractor shall be maintained and made available to the Government during contract performance and for as long afterwards as the contract requires.

     (c) The Government has the right to inspect and test the contract supplies, to the extent practicable at all places and times, including the period of manufacture, and in any event before acceptance. The Government may also inspect the plant or plants of the Contractor or any subcontractor engaged in the contract performance. The Government shall perform inspections and tests in a manner that will not unduly delay the work.

     (d) If the Government performs inspection or test on the premises of the Contractor or a subcontractor, the Contractor shall furnish and shall require subcontractors to furnish all reasonable facilities and assistance for the safe and convenient performance of these duties.

     (e) Unless otherwise specified in the contract, the Government shall accept supplies as promptly as practicable after delivery, and supplies shall be deemed accepted 60 days after delivery, unless acceptable earlier.

     (f) At any time during contract performance, but no later than 6 months (or such other time as may be specified in the contract) after acceptance of the supplies to be delivered under the contract, the Government may require the Contractor to replace or correct any supplies that are non-conforming at time of delivery. Supplies are nonconforming when they are defective in material or workmanship or are otherwise not in conformity with contract requirements. Except as otherwise provided in paragraph (h) below, the cost of replacement or correction shall be included in allowable cost, determined as provided in the Allowable Cost and Payment clause, but no additional fee shall be paid. The Contractor shall not tender for acceptance supplies required to be replaced or corrected without disclosing the former requirement for replacement or correction, and, when required, shall disclose the corrective action taken.

     (g)(1) If the Contractor fails to proceed with reasonable promptness to perform required replacement or correction, the Government may -

               (i) By contract or otherwise, perform the replacement or correction and charge to the Contractor any increased cost or make an equitable reduction in any fixed fee paid or payable under the contract;

               (ii) Require delivery of undelivered supplies at an equitable reduction in any fixed fee paid or payable under the contract; or

               (iii) Terminate the contract for default.

        (2) Failure to agree on the amount of increased cost to be charged to the Contractor or to the reduction in the fixed fee shall be a dispute.

     (h) Notwithstanding paragraphs (f) and (g) above, the Government may at any time require the Contractor to correct or replace, without cost to the Government, nonconforming supplies, if the nonconformances are due to (1) fraud, lack of good faith, or willful misconduct on the part of the Contractor's managerial personnel or (2) the conduct of one or more of the Contractor's employees selected or retained by the Contractor after any of the Contractor's managerial personnel has reasonable grounds to believe that the employee is habitually careless or unqualified.

     (i) This clause applies in the same manner to corrected or replacement supplies as to supplies originally delivered.

     (j) The Contractor shall have no obligation or liability under this contract to replace supplies that were nonconforming at the time of delivery, except as provided in this clause or as may be otherwise provided in the contract.

     (k) Except as      SECTION F
     DELIVERIES OR PERFORMANCE

F-1     PLACE OF PERFORMANCE

     Work on all vessels under this contract shall be performed at the:

        Todd Pacific Shipyards Corporation
(Name of Facility)

        1801 16th Avenue S.W.
(Street Address)

        Seattle, Washington  98134
  (City, State, Zip Code)

F-2     PERIOD OF PERFORMANCE

          ITEM                PERIOD OF PERFORMANCE

          0001     Effective date of contract through start of availabilty.

          0002     Section C.

          0003     Section C.

          0004 Effective date of contract through delivery of all data items specified on DD Form 1423, Exhibit A.

          0005 Effective date of contract through completion and delivery of data items specified on DD Form 1423, Exhibit B for Item 0001, and if options exercised; for option Items 0008 thru 0029.

          0006 Effective date of interavailability work authorization through delivery of all data. Items specified on DD Form 1423, Exhibit C.

          0007     Section C.

     ITEM                         PERIOD OF PERFORMANCE

     FY96

     0008 Effective date of option exercised through start of availability.

     0009 Effective date of option exercised through start of availability.

     FY97

     0010 Effective date of option exercised through completion of PMA requirements.

     0011 Effective date of option exercised through completion of PMA requirements.

     0012 Effective date of option exercised through start of availability.

     0013 Effective date of option exercised through start of availability.

     FY98

     0014 Effective date of option exercised through completion of DPMA requirements.

     0015 Effective date of option exercised through completion of PSA requirements.

     0016 Effective date of option exercised through start of availability.

     0017 Effective date of option exercised through start of availability.

     FY99

     0018 Effective date of option exercised through completion of PMA requirements.

     0019 Effective date of option exercised through completion of PMA requirements.

          ITEM                         PERIOD OF PERFORMANCE

     0020 Effective date of option exercised through start of availability.

     0021 Effective date of option exercised through start of availability.

     0022 Effective date of option exercised through start of availability.

     FY00

     0023 Effective date of option exercised through completion of PMA requirements.

     0024 Effective date of option exercised through completion of PMA requirements.

     0025 Effective date of option exercised through completion of DPMA requirements.

     0026 Effective date of option exercised through start of availability.

     0027 Effective date of option exercised through start of availability.

     FY01

     0028 Effective date of option exercised through completion of DPMA requirements.

     0029 Effective date of option exercised through completion of PMA requirements.

F-3     DELIVERY/REDELIVERY SCHEDULE FOR THE VESSELS

          The Government agrees to deliver the vessels to the Contractor at the Contractor's plant on or about the following
"Commencement Dates." The Contractor agrees to redeliver the vessels no later than the following "Completion Dates":

                   AVAIL
SHIP     HULL     TYPE       AVAILABILITY DATES      FY     CLIN

USS CAMDEN   (AOE 2)  PMA     1/13/97-4/11/97        97    0010
USS RAINIER  (AOE 7)  PMA     7/7/97-10/10/97        97    0011

USS SACRAMENTO (AOE 1) DPMA   4/13/98-9/11/98        98    0014
USS BRIDGE     (AOE 10) PSA   9/1/98-11/1/98         98    0015

USS CAMDEN     (AOE 2)  PMA   1/11/99-4/9/99         99    0018
USS RAINIER    (AOE 7)  PMA   6/7/99-9/10/99         99    0019

USS SACRAMENTO (AOE 1)  PMA   10/18/99-1/21/00       00    0023
USS BRIDGE     (AOE 10) PMA   1/10/00-4/14/00        00    0024
USS CAMDEN     (AOE 2)  DPMA  6/5/00-11/10/00        00    0025

USS RAINIER    (AOE 7)  DPMA  11/6/00-4/6/01         01    0028
USS SACRAMENTO (AOE 1)  PMA   5/14/01-8/17/01        01    0029

F-4     DELIVERY SCHEDULE FOR NON-SCHEDULED REPAIR AND ALTERATION
REQUIREMENTS BETWEEN SCHEDULED AVAILABILITIES.  (ITEM 0002)

In cases where orders are placed by unilateral modification, deliveries shall be effected in accordance with the delivery schedule proposed by the Administrative Contracting Officer (ACO) in each unilateral modification, unless the Contractor, within thirty (30) days of the receipt of the unilateral modification, notifies the ACO that the proposed delivery schedule is not acceptable. In the latter case, the Contractor shall propose an alternate delivery schedule, which shall be the subject of negotiation prior to its inclusion in the bilateral modification expressing the order for the supplies.

F-5     DELIVERY SCHEDULE FOR PROVISIONED ITEM ORDER (PIO) (ITEM
0003)

In cases where orders are placed by bilateral modification, delivery shall be effected in accordance with the delivery schedule established in the bilateral modification.

In cases where orders are placed by unilateral modification, deliveries shall be effected in accordance with delivery schedule proposed by the Administrative Contracting Officer (ACO) in each unilateral modification, unless the Contractor, within thirty
(30) days of the receipt of the unilateral modification, notifies the ACO that the proposed delivery schedule is not acceptable.
In the latter case, the Contractor shall propose an alternate delivery schedule, which shall be the subject of negotiation prior to its inclusion in the bilateral modification expressing the order for the supplies.

Unless otherwise expressed in the unilateral or bilateral modification, the supplies shall be delivered F.O.B. carrier's freight station at or near the Contractor's plant, and shipment shall be on Government Bills of Lading.

F-6     DELIVERY SCHEDULE FOR DATA (ITEM 0004)

The data provided by the Contractor under Item 0004 shall be delivered as specified on the Contract Data Requirements List, DD
Form 1423, Exhibit A hereto.

F-7     DELIVERY SCHEDULE FOR PROVISIONING TECHNICAL
DOCUMENTATION (ITEM 0005)

The Provisioning Technical Documentation provided by the
Contractor under Item 0005 shall be delivered as specified in the Contract Data Requirements List, DD Form 1423, Exhibit B hereto.

F-8     DELIVERY SCHEDULE FOR DATA (ITEM 0006)

The data provided by the Contractor under Item 0006 shall be delivered as specified on the Contract Data Requirements List, DD
Form 1423, Exhibit C hereto.

F-9     STOP WORK ORDER

FAR 52.212-13, "Stop Work Order - ALTERNATE I" (Aug 1989) is incorporated by reference into this contract.

F-10     MILESTONES (NAVSEA) (SEP 1982)

          (a) The Contractor shall submit with his offer dates for the successful accomplishment of the following major milestones for the USS CAMDEN (AOE 2) FY 97 PMA:

          Milestone Event                    Date

          Systems Check-out                    3/30/97

          Propulsion System Light-Off          4/01/97

          Dock Trials                         4/07/97

          Sea Trials                         4/10/97

          (b) The Contractor shall successfully accomplish the major milestones prior to the dates listed above.

          (c) If any milestone event is not accomplished by the date listed, and the failure to accomplish any such milestone event does not arise from a cause beyond the control and without the fault or negligence of the Contractor or a subcontractor, such failure may be deemed to constitute a failure to perform this contract in accordance with its terms within the meaning of subparagraph (a)(i) of the clause of this contract entitled "TERMINATION." otherwise specified in the contract, the Contractor's obligation to correct or replace Government-furnished property shall be governed by the clause pertaining to Government property.

SECTION G
CONTRACT ADMINISTRATION DATA

G-1     CONTRACT ADMINISTRATION DATA

     a. Work under this contract shall be under the cognizance of the Supervisor of Shipbuilding, Conversion and Repair, USN designated at the time of contract award.

     b.  The Contract Administration Officer is the designated
Supervisor of Shipbuilding, Conversion and Repair, USN.

G-2     CONTRACT ADMINISTRATION/PURCHASING OFFICE REPRESENTATIVE

     A.  Contract Administration Office Representative

     NAME:
     TELEPHONE:  (   )
     ADDRESS:  Supervisor of Shipbuilding,
               Conversion and Repair, USN
               San Diego, CA  92136-5119

     B.  Purchasing Office Representative

     NAME:  Mr. Duane T. Robinson
     TELEPHONE:  (703) 602-7714 ext. 297
     ADDRESS:  Naval Sea Systems Command
               Attn: SEA 0285
               Arlington, VA  22242-5160

G-3     PAYMENT ADDRESS

Offerors shall indicate below the address to which payment should be mailed.

                    Todd Pacific Shipyards Corporation
                    P.O. Box 94042
                    Seattle, Washington  98124-6542

G-4     ACCOUNTING/APPROPRIATION DATA

For appropriate accounting and appropriation data see Section J of this contract.

     SECTION H
     SPECIAL CONTRACT REQUIREMENTS

     H-1     Other Change Proposals

     H-2     Award Fee Determination in Event of Termination or
          Discontinuance

     H-3     Tug and Pilot Services

     H-4     Deleted

     H-5     Management and Disposal of Hazardous Waste

     H-6     Additional Definitions

     H-7     Documentation of Requests for Equitable Adjustment

     H-8     Orders

     H-9     Indemnification for Access to Vessel

     H-10 Government-Industry Data Exchange Program

     H-11     Equitable Adjustments:  Waivers and Release of
Claims

H-1     NAVSEA 5252.243-9113  OTHER CHANGE PROPOSALS (CT) (JAN
1990)

     (a) The Contracting Officer, in addition to proposing engineering changes pursuant to other requirements of this contract, and in addition to issuing changes pursuant to the clause of this contract entitled "CHANGES", may propose other changes within the general scope of this contract as set forth below. Within forty-five (45) days from the date of receipt of any such proposed change, or within such further time as the Contracting Officer may allow, the Contractor shall submit the proposed scope of work, plans and sketches, and his estimate of:
(A) the cost, (B) the weight and moment effect, (C) effect on delivery dates of the vessel(s), and (D) status of work on the vessels affected by the proposed change. The proposed scope of work and estimate of cost shall be in such form and supported by such reasonably detailed information as the Contracting Officer may require. Within sixty (60) days from the date of receipt of the Contractor's estimate, the Contractor agrees to either (A) enter into a supplemental agreement covering the estimate as submitted, or (B) if the estimate as submitted is not satisfactory to the Contracting Officer, enter into negotiations in good faith leading to the execution of a bilateral supplemental agreement. In either case, the supplemental agreement shall cover an equitable adjustment in the contract cost and fee including an equitable adjustment for the preparatory work set forth above, scope, and all other necessary equitable adjustments. The Contractor's estimate referred to in this subparagraph shall be a firm offer for sixty (60) days from and after the receipt thereof by the Contracting Officer having cognizance thereof, unless such period of time is extended by mutual consent.

     (b) Pending execution of a bilateral agreement or the direction of the Contracting Officer pursuant to the "CHANGES" clause, the Contractor shall proceed diligently with contract performance without regard to the effect of any such proposed change.

     (c) In the event that a change proposed by the Contracting Officer is not incorporated into the contract, the work done by the Contractor in preparing the estimate in accordance with subparagraph (a) above shall be treated as if ordered by the Contracting Officer under the "CHANGES" clause. The Contractor shall be entitled to an equitable adjustment in the contract cost and fee for the effort required under subparagraph (a), but the Contractor shall not be entitled to any adjustment in delivery date. Failure to agree to such equitable adjustment in the contract cost and fee shall be a dispute within the meaning of the clause of this contract entitled "DISPUTES" (FAR 52.233-1).

(End of Text)

H-2     NAVSEA 5252.249-9105  AWARD FEE DETERMINATION IN EVENT OF
TERMINATION OR DISCONTINUANCE (CA) (JAN 1990)

In the event that this contract is terminated in whole pursuant to the contract clause entitled "TERMINATION (COST-REIMBURSEMENT)" (FAR 52.249-6) or in the event this contract is discontinued pursuant to the contract clause entitled "LIMITATION OF COST" (FAR 52.232-20), the last award fee period shall end with the effective date of such termination or discontinuance.
In either of such events, the amount of award fee, if any, determined to be otherwise payable shall be adjusted or prorated to reflect the difference, if any, in award fee periods resulting from termination or discontinuance.

(End of Text)

H-3     NAVSEA 5252.247-9110  TUG AND PILOT SERVICES (SEP 1990)

The Contractor shall provide necessary tug and pilot services to move the vessel(s) from the fairway of the plant to the pier or dock, and upon completion of all work from the pier or dock, to the fairway of the plant.

H-4     DELETED

H-5     NAVSEA 5252.223-9114  MANAGEMENT AND DISPOSAL OF
HAZARDOUS WASTE (SEP 1990) (ALTERNATE 1)

     (a) The Contractor shall comply with the Resource
Conservation and Recovery Act (RCRA) and all other applicable
Federal, State and local laws, codes ordinance and regulations for the management and disposal of hazardous waste.

     (b) In accordance with RCRA and 10 U.S.C. 7311, for purpose of this contract following definitions apply:

          (1) Navy generated hazardous waste is hazardous waste, as defined by RCRA, that is generated solely by the actions of the ship's force or Navy employees on board a ship. Hazardous materials or substances within a ship's systems or on the ship structure are not considered hazardous waste prior to removal; the act of removing hazardous waste materials or substances shall be considered "hazardous waste generation" within the meaning of RCRA.

          (2) Contractor generated hazardous waste is hazardous waste as defined by RCRA, that is generated by the performance of the work specified in this contract. Contractor generated hazardous waste includes, but is not limited to, hazardous waste that contains materials from the ship's systems, operations and structure that is first subjected to regulation as a hazardous waste by actions of the contractor in performing the work specified in this contract.

          (3) Co-generated hazardous waste is hazardous waste, as defined by RCRA, that is a combination of hazardous waste generated solely by the actions of the Navy personnel and hazardous waste generated solely by the actions of Contractor personnel, where combination of the hazardous waste cannot be avoided by reasonable hazardous waste management or work practices. Co-generated hazardous waste does not include hazardous waste that contains materials from the ship's systems, operations and structure that is first subjected to regulation as a hazardous waste by the actions of the contractor in performing the work specified in this contract.

     (c) Disposal of Navy generated hazardous waste. When the disposal of Navy generated hazardous waste is the responsibility of the contractor under the terms of this contract, the Navy shall furnish an EPA identification number issued to the Navy for use on any required manifests or other documents for the disposal of the hazardous waste.

     (d) Disposal of contractor generated hazardous waste. The Contractor shall be responsible for the proper management and disposal of all contractor generated hazardous waste and shall use an EPA identification number issued to the contractor for the disposal of the hazardous waste. No EPA identification number issued to the Navy shall be used on required manifests or other documents or Contractor generated hazardous waste.

     (e) Disposal of co-generated hazardous waste. The Contractor shall be responsible for the proper management and disposal of all co-generated hazardous waste. Any required manifests or other documents prepared for the disposal of the hazardous waste shall use an EPA identification number issued to the Contractor first followed by an EPA identification number issued to the Navy in an appropriate location on the manifest or other form.

     (f) Copies of all manifests prepared under this contract shall be provided to the contracting officer within 48 hours of receipt of the manifest from the disposal site.


H-6  NAVSEA 5252.202-9101 ADDITIONAL DEFINITIONS (MAY 1993)

As used throughout this contract, the following terms shall have the meanings set forth below:

          (a)  DEPARTMENT - means the Department of the Navy.

          (b)  REFERENCES TO THE FEDERAL ACQUISITION REGULATION
(FAR) - All references to the FAR in this contract shall be deemed to also reference the appropriate sections of the Defense FAR Supplement (DFARS), unless clearly indicated otherwise.
          (c) REFERENCES TO ARMED SERVICES PROCUREMENT REGULATION OR DEFENSE ACQUISITION REGULATION - All references in this document to either the Armed Services Procurement Regulation
(ASPR) or the Defense Acquisition Regulation (DAR) shall be deemed to be references to the appropriate sections of the FAR/DFARS.

          (d) The term "Secretary" means the Secretary, the Under Secretary, or any Assistant Secretary of the Department; and the term "his duly authorized representative: means any person on board )other than the Contracting Officer) authorized to act for the Secretary.

          (e) The term "Contracting Officer" means the person executing this contract on behalf of the Government, and any other officer or civilian employee of the Department who is a properly designated Contracting Officer; and the term includes, except as otherwise provided in this contract, the authorized representative of a Contracting Officer acting within the limits of his authority.

          (f) Except as otherwise provided in this contract, the term "subcontracts" includes purchase orders.

          (g)  As used throughout this contract, the term
"Commander, Naval Sea Systems Command" means the Commander of the
Naval Sea Systems Command of the Department of the Navy or his duly authorized successor or duly authorized representative.

          (h)  As used throughout this contract, the term
"Supervisor" means the cognizant Supervisor of Shipbuilding, Conversion and Repair, Department of the Navy.

H-7     NAVSEA 5252.233-9103 DOCUMENTATION OF REQUESTS FOR
EQUITABLE ADJUSTMENT (MAY 1993)

     (a) For the purposes of this clause, the term "change" includes not only a change that is made pursuant to a written order that is designated as a "change order," but also (i) an engineering change proposed by the Government or by the Contractor and (ii) any act or omission to act on the part of the Government in respect of which a request is made for equitable adjustment.

     (b) Whenever the Contractor requests or proposes an equitable adjustment of $100,000 or more per vessel in respect to a change made pursuant to a written order designated as a "change order" or in respect of a proposed engineering change and whenever the Contractor requests an equitable adjustment in any amount in respect of any other act or omission to act on the part of the Government, the proposal supporting such a request shall contain the following information for each individual item or element of the request:

          (1) A description (i) of the work required by the contract before the change, which has been deleted by the change, and (ii) of the work deleted by the change which already has been completed. The description is to include a list of components, equipments, and other identifiable property involved. Also, the status of manufacture, procurement, or installation of such property is to be indicated. Separate description is to be furnished for design and production work. Items of raw material, purchase parts, components, and other identifiable hardware, which are made excess by the change and which are not to be retained by the Contractor, are to be listed for later disposition;

          (2) Description of work necessary to undo work already completed which has been deleted by the change;

          (3) Description of work not required by the terms hereof before the change, which is substituted or added by the change. A list of components and equipment (not bulk materials or items) involved, should be included. Separate descriptions are to be furnished for design work and production work;

          (4) Description of interferences and inefficiencies in performing the change;

          (5) Description of each element of disruption and exactly how work has or will be disrupted:

               (i) The calendar period of time during which disruption occurred, or will occur;

              (ii) Area(s) aboard the vessel where disruption occurred, or will occur;

             (iii)     Trade(s) disrupted, with a breakdown of
manhours for  each trade;
              (iv)     Scheduling of trades before, during, and
after the   period of disruption;
               (v)     Description of measures taken to lessen
the disruptive effect of the change.

          (6) Delay in delivery attributable solely to the change;

          (7)      Other work attributable to the change;

          (8) Supplementing the foregoing, a narrative statement of the direct "causal" relationship between any alleged
Government act or omission and the claimed consequences therefore, cross-referenced to the detailed information provided as required above.

          (9) A statement setting forth a comparative enumeration of the amounts "budgeted" for the cost elements, including the material costs, labor hours, and pertinent indirect costs, estimated by the Contractor in preparing his initial and ultimate proposal(s) for this contract, and the amounts claimed to have been incurred and/or projected to be incurred corresponding to each such "budgeted cost" element.

     (c) Each proposal in excess of $100,000 submitted in support of a claim for equitable adjustment under any provision of this contract shall, in addition to the information required by paragraph (b) hereof, contain a duly executed SF-1411 with respect to each individual claim item.
     (d) It is recognized that individual claims for equitable adjustment may not comprehend all of the factors listed in paragraph (b) above. Accordingly, the Contractor is required to set forth in his proposal information only with respect to those factors which are comprehended in the individual claim for equitable adjustment. In any event, the information furnished hereunder shall be in sufficient detail to permit the Contracting Officer to allocate the claimed increased costs, or delay in delivery, or both, as appropriate, as set forth in the SF-1411, submitted pursuant to paragraph (c) of this clause, with the information submitted pursuant to paragraph (b) hereof.

     (e) The certification requirements as set forth in the cause of this contract entitled "CERTIFICATION OF CLAIMS AND
REQUESTS FOR ADJUSTMENT OR RELIEF" (DFARS 252.233-7000) shall be complied with.

H-8     NAVSEA 5252.216-9112  ORDERS (COST PLUS FIXED FEE) (MAY
1993)

     (a) General. Orders for Provisioning Technical Documentation (PTD) and Technical Manuals specified in Section B of the Schedule may be issued by the Contracting Officer at any time during the performance period of this contract. Except as otherwise provided in paragraph (e) of this clause, the Contractor agrees to accept and perform orders issued by the Contracting Officer within the scope of this agreement. It is understood and agreed that the Government has no obligation under the terms of this agreement to issue any orders. Except as otherwise provided in any order, the Contractor shall furnish all materials and services necessary to accomplish the work specified in each order issued hereunder; provided, however, that this agreement shall not be used for the furnishing of supplies or services which are covered by any "guaranty" or "warranty" clause(s) of the contract(s) under which the supplies were manufactured. In the event of any inconsistency between any order and this agreement, this agreement shall control. All the requirements of this agreement shall be applicable to all orders issued hereunder. Wherever the word "contract" appears in this agreement, it shall be deemed to include within its meaning the word "order", and each order shall be considered a separate binding contract as of its effective date. The Contractor shall segregate the costs incurred in the performance of any order issued hereunder from the costs of all other orders issued under this agreement.

     (b) Ordering. Orders and revisions thereto shall be made in writing and be signed by any authorized Contracting Officer.
Each order shall:

          (1) set forth detailed specifications or requirements for the supplies or services being ordered, (or reference applicable specifications or requirements in Section C of this agreement), and, if applicable, shall refer to the appropriate item under Section B of this agreement;

          (2)     set forth quantities being ordered;

          (3) set forth preservation, packaging and packing instructions, if any;

          (4)     set forth delivery or performance dates;

          (5) designate the place(s) where inspection and acceptance will be made by the Government;

          (6) set forth the estimated cost and fixed fee or, in the case of an undefinitized order, the definitization schedule and both the monetary limitation of Government liability for the undefinitized order and the maximum ceiling amount at which the order may be definitized;

          (7) set forth appropriation and accounting data for the work being ordered;

          (8)     be dated;

          (9) be identified by number in accordance with DFARS 204.7004;

          (10) set forth the property, if any, to be furnished by the Government and the date(s) such property is to be delivered to the Contractor;

         (11) set forth the disbursing office where payment is to be made and other applicable contract administration data;

         (12) cite the applicable circumstance or exception and the justification control number. Orders for items not identified in the class justification, or an individual justification and the basic ordering agreement are unauthorized;

         (13) be issued on an SF 26 or DD Form 1155; and

          (14) set forth any other pertinent information.

     (c) Priced Orders. Except as otherwise provided in paragraph (d) below, the Contractor shall not begin any work on an order until the estimated cost and fixed fee for the order have been agreed upon by the Contracting Officer and Contractor and an order is issued by the Contracting Officer. Upon receipt of a proposed order, the Contractor shall promptly submit to the Contracting Officer a cost proposal for the work specified in the order. The Contractor shall submit a signed SF 1411 (Contract Pricing Proposal) or such other cost or pricing data as the Contracting Officer may require. Promptly after receipt of the Contractor's proposal and supporting cost or pricing data, the Contractor and the Contracting Officer shall negotiate and agree upon the estimated cost, fixed fee, and delivery schedule for the work being ordered. The estimated cost, fixed fee, and delivery schedule, as agreed upon, shall be set forth in the priced order and the order shall be signed by both the Contracting Officer and the Contractor. Upon receipt of the proceed order, the Contractor shall promptly commence work and shall diligently complete it.

     (d) Undefinitized Orders. Whenever the Contracting Officer determines that urgent demands or requirements prevent the issuance of a priced order, the Contracting Officer may issue an unpriced order. Such order may be unilateral or bilateral and shall establish a limitation on Government liability, a maximum ceiling amount, and a schedule for definitization of the order, as described in subparagraph (f) (2) below. Upon request, the Contractor shall submit a maximum ceiling amount proposal before the undefinitized order is issued. The maximum ceiling amount is the maximum amount (including fee) at which the order may be definitized. Except as provided in paragraph (e) below, the Contractor shall commence performance of the order upon receipt. A clause substantially the same as The clause entitled "Price Ceiling" (DFARS 252.217-7027 shall be included in any undefinitized order.

     (e) Rejection of Unilateral Orders. The Contractor may reject any unilateral order if the Contractor determines that it cannot feasibly perform the order or if it does not concur with the maximum ceiling amount. However, each unilateral order shall be deemed to have been accepted by the Contractor unless within fifteen (15) days of issuance of the order the Contractor notifies the Contracting Officer in writing of its rejection of the order.

     (f)  Definitization of Undefinitized Orders.

          (1) The Contractor agrees that following the issuance of an undefinitized order, it will promptly begin negotiating with the Contracting Officer the CPFF and terms of a definitive order that will include: (A) all clauses required by regulation on the date of the order; (B) all clauses required by law on the date of execution of the definitive order; and, (C) other mutually agreeable clauses, terms and/or conditions. No later than sixty (60) days after the undefinitized order is issued, the Contractor shall submit a cost proposal with sufficient data to support the accuracy and derivation of its CPFF proposal; and, when required by FAR or the Contracting Officer, cost or pricing data, including SF 1411. If additional cost information is available prior to the conclusion of negotiations, the Contractor shall provide that information to the Contracting Officer. The CPFF agreed upon shall be set forth in a bilateral modification to the order. In no event shall be CPFF exceed the maximum ceiling amount specified in the undefinitized order.

          (2) Each undefinitized order shall contain a schedule for definitization which shall include a target date for definitization and dates for submission of a proposal, beginning of negotiations and, if appropriate, submission of make-or-but and subcontracting plans and cost or pricing data. Submission of a qualifying proposal in accordance with the definitization schedule is a material element of the order. The schedule shall provide for definitization of the order by the earlier of:

               (i) a specified target date which is not more than 180 days after the issuance of the undefinitized order. However, that target date may be extended by the Contracting Officer for up to 180 days after the Contractor submits a qualifying proposal as defined in DFARS 217.7401; or

               (ii)  the date on which the amount of funds
expended by the Contractor under the undefinitized order exceeds fifty percent (50%) of the order's maximum ceiling amount, except as provided in subparagraph (f) (3) below.

          (3) If agreement on a definitive order is not reached within the time provided pursuant to subparagraph (f) (2) above, the Contracting Officer may, with the approval of the Head of the Contracting Activity, determine a reasonable CPFF in accordance with Subpart 15.8 and Part 31 of the FAR, and issue a unilateral order subject to the Contractor appeal as provided in the "DISPUTES" clause (FAR 52.233-1). In any event, the Contractor shall proceed with completion of the order, subject to the "LIMITATION OF GOVERNMENT LIABILITY" clause (FAR 52.216-24).

     (g)  Limitation of Government Liability.

          (1) Each undefinitized order shall set forth the limitation of Government liability, which shall be the maximum amount that the government will be obligated to pay the Contractor for performance of the order until the order is definitized. The Contractor is not authorized to make expenditures or incur obligations exceeding the limitation of Government liability set forth in the order. If such expenditures are made or if such obligations are incurred, those expenditures and obligations will be at the Contractor's sole risk and expense. Further, the limitation of liability shall be the maximum Government liability if the order is terminated. The clause at FAR 52.216-24 shall be included in any undefinitized order.

          (2) Except for undefinitized orders for Foreign Military Sales; purchases of less than $25,000; special access programs,; and Congressionally-mandated long-lead procurements, and except as otherwise provided in subparagraph (g) (3) below, the limitation of Government liability shall not exceed fifty percent (50%) of the maximum ceiling amount of an undefinitized order. In the case of orders within these excepted categories, however, the procedures set forth herein shall be followed to the maximum extent practical.

          (3) If the Contractor submits a qualifying proposal, as defined in DFARS 217.7401 to definitize an order before the Contractor has incurred costs in excess of fifty percent (50%) of the maximum ceiling amount, the Contracting Officer may increase the limitation of Government Liability up to no more than seventy-five percent (75%) of the maximum ceiling amount or up to seventy-five percent (75%) of the total CPFF proposed by the Contractor, whichever is less.

          (4) If at any time the Contractor believes that its expenditure under an order will exceed the limitation of Government liability, the Contractor shall so notify the Contracting Officer, in writing, and propose an appropriate increase in the limitation of Government liability of such order. Within thirty (30) days of such notice, the Contracting Officer will either (i) notify the Contractor in writing of such appropriate increase, or (ii) instruct the Contractor how and to what extent the work shall be continued; provided, however, that in no event shall the Contractor be obligated to proceed with work on an undefinitized order beyond the point where its costs incurred plus a reasonable profit exceed the limitation of government liability, and provided also that in not event shall the government be obligated to pay the Contractor any amount in excess of the limitation of Government liability specified in any such order prior to definitization.

     (h) Initial Spares. The limitations set forth in the above paragraph (d) regarding establishment of the maximum ceiling amount, (f) (2), (g) (2) and (g) (3) do not apply to undefinitized orders for the purchase of initial spares.

     (i)  Ordering Activities.  The following activities are
authorized to issue orders hereunder:   See Section G-2

     The Contracting Officer of the Ordering Activity shall forward a copy of each executed order marked "DD-350", to the Commander, Naval Sea Systems Command, ATTN: SEA 0294.

H-9     NAVSEA 5252.217-9121  INDEMNIFICATION FOR ACCESS TO
VESSELS (MAY 1989)

Notwithstanding any provision in the "Access to Vessel" clause (DOD FAR SUPP 252.217-7011), or any other clause of the contract, the Contractor agrees to allow officers, employees, and associates of the Government, or other prime contractors with the Government and their subcontractor, and officers, employees, and associates of offerors on other contemplated work, admission to the Contractor's facilities and access to the vessel without any further request for indemnification from any party, which has not been previously included in the contract price.

H-10  NAVSEA 5252.227-9113  GOVERNMENT-INDUSTRY DATA EXCHANGE
PROGRAM (JUL 1995)

      (a) The Contractor shall participate in the appropriate interchange of the Government-Industry Data Exchange Program (GIDEP) in accordance with the latest revision of MIL-STD-1556B dated 24 February 1986. Data entered is retained by the program and provided to qualified participants. Compliance with this requirement shall not relieve the Contractor from complying with any other requirement of the contract.

      (b) The Contractor agrees to insert paragraph (a) of this requirement in any subcontract hereunder exceeding $500,000.000.
When so inserted, the word "Contractor" shall be changed to "Subcontractor".

H-11   NAVSEA 5252.233-9107  EQUITABLE ADJUSTMENTS:  WAIVER AND
RELEASE OF CLAIMS (AT) (JAN 1983)

      (a) Whenever the Contractor, after receipt of a change made pursuant to the clause of this contract entitled "CHANGES" or after affirmation of a constructive change under the "NOTIFICATION OF CHANGES" (FAR 52.243-7) requirement, submits any claim for equitable adjustments under the foregoing, such claim shall include all types of adjustments in the total amounts to which the foregoing entitle the Contractor, including but not limited to adjustments arising out of delays or disruptions or both caused by such change.

     (b) Further, the Contractor agrees (except as the parties may otherwise agree) that, if required by the Contracting Officer, it will execute a release, in form and substance satisfactory to the Contracting Officer, as part of the supplemental agreement setting forth the aforesaid equitable adjustment, and that such release shall discharge the Government, its officers, agents and employees, from any further claims including but not limited to further claims arising out of delays or disruptions or both, caused by the aforesaid change.

SECTION I - CONTRACT CLAUSES

SECTION I-1 - CLAUSES INCORPORATED BY REFERENCE

I.  FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES:

FAR
SOURCE                  TITLE AND DATE

52.202-1               DEFINITIONS (OCT 1995)

52.203-3               GRATUITIES (APR 1984)

52.203-5               COVENANT AGAINST CONTINGENT FEES (APR 984)

52.203-6            RESTRICTIONS ON SUBCONTRACTOR SALES TO THE
GOVERNMENT (JUL 1995)

52.203-7           ANTI-KICKBACK PROCEDURES (JUL 1995)

52.203-10          PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR
IMPROPER ACTIVITY (SEP 1990)

52.203-12          LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN
FEDERAL TRANSACTIONS (JAN 1990) (Applies if this contract exceeds
$100,000.)

52.204-2               SECURITY REQUIREMENTS (APR 1984)

52.204-4               PRINTING/COPYING DOUBLE-SIDED ON RECYCLED
PAPER
                    (MAY 1995)

52.208-1               REQUIRED SOURCES FOR JEWEL BEARINGS AND
RELATED ITEMS (APR 1984)

52.209-6               PROTECTING THE GOVERNMENT'S INTEREST WHEN
SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED
FOR DEBARMENT (JUL 1995)

FAR
SOURCE               TITLE AND DATE

52.211-5               NEW MATERIAL (MAY 1995)

52.211-7               OTHER THAN NEW MATERIAL, RESIDUAL
INVENTORY, AND FORMER GOVERNMENT SURPLUS PROPERTY (MAY 1995)

52.211-15               DEFENSE PRIORITY AND ALLOCATION
REQUIREMENTS (SEP 1990)

52.215-2               AUDIT AND RECORDS--NEGOTIATION (OCT 1995)

52.215-22               PRICE REDUCTION FOR DEFECTIVE COST OR
PRICING DATA (OCT 1995)

52.215-23               PRICE REDUCTION FOR DEFECTIVE COST OR
PRICING DATA--MODIFICATIONS (OCT 1995)

52.215-24               SUBCONTRACTOR COST OR PRICING DATA (OCT
1995)

52.215-25               SUBCONTRACTOR COST OR PRICING DATA--
MODIFICATIONS (OCT 1995)

52.215-27               TERMINATION OF DEFINED BENEFIT PENSION
PLANS (MAR 1996)

52.215-33               ORDER OF PRECEDENCE (JAN 1986)

52.215-39               REVERSION OR ADJUSTMENT OF PLANS FOR POST-
RETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS  (MAR 1996)

52.215-40               NOTIFICATION OF OWNERSHIP CHANGES (FEB
1995)

52.216-7               ALLOWABLE COST AND PAYMENT (JUL 1991)

52.216-8               FIXED FEE (APR 1984)

52.219-8               UTILIZATION OF SMALL, SMALL DISADVANTAGED
AND WOMEN-OWNED BUSINESS CONCERNS (OCT 1995)

52.219-9               SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED
SMALL BUSINESS SUBCONTRACTING PLAN (OCT 1995)

52.219-16               LIQUIDATED DAMAGES--SUBCONTRACTING PLAN
(OCT 1995)

FAR
SOURCE               TITLE AND DATE

52.222-1               NOTICE TO THE GOVERNMENT OF LABOR DISPUTES
(APR 1984)

52.222-3               CONVICT LABOR (APR 1984)

52.222-4               CONTRACT WORK HOURS AND SAFETY STANDARDS
ACT--OVERTIME COMPENSATION (JUL 1995)

52.222-20               WALSH-HEALEY PUBLIC CONTRACTS ACT (APR
1984)

52.222-26               EQUAL OPPORTUNITY (APR 1984)

52.222-28               EQUAL OPPORTUNITY PREAWARD CLEARANCE OF
SUBCONTRACTS (APR 1984) (Applies if this contract is $1,000,000 or more.) (As used in the foregoing clause, the term
"Contracting Officer" shall be deemed to mean the "Administrative
Contracting Officer (ACO)".)

52.222-35               AFFIRMATIVE ACTION FOR SPECIAL DISABLED
AND VIETNAM ERA VETERANS (APR 1984)

52.222-36               AFFIRMATIVE ACTION FOR HANDICAPPED
WORKERS (APR 1984)

52.222-37               EMPLOYMENT REPORTS ON SPECIAL DISABLED
VETERANS AND VETERANS OF THE VIETNAM ERA (JAN 1988)

52.223-2               CLEAN AIR AND WATER (APR 1984)

52.223-6               DRUG-FREE WORKPLACE (JUL 1990)

52.223-11               OZONE-DEPLETING SUBSTANCES (MAY 1995)

52.223-12               REFRIGERATION EQUIPMENT AND AIR
CONDITIONERS (MAY 1995)

52.223-14               TOXIC CHEMICAL RELEASE REPORTING (OCT
1995)

52.225-10               DUTY-FREE ENTRY (APR 1984) (Applies if
this contract exceeds $100,000.)

52.225-11               RESTRICTIONS ON CERTAIN FOREIGN PURCHASES
(MAY 1992)

FAR
SOURCE               TITLE AND DATE

52.225-14               INCONSISTENCY BETWEEN ENGLISH VERSION AND
TRANSLATION OF CONTRACT (AUG 1989)

52.225-17               BUY AMERICAN ACT--SUPPLIES UNDER EUROPEAN
COMMUNITY AGREEMENT (MAY 1995) (Applies if this contract equals or exceeds $182,000.)

52.226-1               UTILIZATION OF INDIAN ORGANIZATIONS AND
INDIAN-OWNED ECONOMIC ENTERPRISES (AUG 1991)

52.227-1               AUTHORIZATION AND CONSENT (JUL 1995) AND
and Alt I ALTERNATE I (APR 1984)

52.227-2               NOTICE AND ASSISTANCE REGARDING PATENT AND
COPYRIGHT INFRINGEMENT (APR 1984)

52.227-10               FILING OF PATENT APPLICATIONS--CLASSIFIED
SUBJECT MATTER (APR 1984)

52.228-7               INSURANCE--LIABILITY TO THIRD PERSONS (MAR
1996)

52.230-2               COST ACCOUNTING STANDARDS (AUG 1992)

52.230-3               DISCLOSURE AND CONSISTENCY OF COST
ACCOUNTING PRACTICES (NOV 1993)

52.230-5               ADMINISTRATION OF COST ACCOUNTING
STANDARDS (FEB 1995)

52.232-9               LIMITATION ON WITHHOLDING OF PAYMENTS (APR
1984)

52.232-22               LIMITATION OF FUNDS (APR 1984) (Applies
if this contract contains incrementally funded line items.)

52.232-23               ASSIGNMENT OF CLAIMS (JAN 1986)

52.232-25               PROMPT PAYMENT (MAR 1994)

52.232-28               ELECTRONIC FUNDS TRANSFER PAYMENT METHODS
(APR 1989)

FAR
SOURCE               TITLE AND DATE

52.233-1               DISPUTES (OCT 1995) AND ALTERNATE I (DEC
1991) and Alt I

52.233-3               PROTEST AFTER AWARD (OCT 1995) AND and Alt
I ALTERNATE I (JUN 1985)

52.234-1               INDUSTRIAL RESOURCES DEVELOPED UNDER
DEFENSE PRODUCTION ACT TITLE III (FEB 1995)

52.242-1               NOTICE OF INTENT TO DISALLOW COSTS (APR
1984)

52.242-3               PENALTIES FOR UNALLOWABLE COSTS (OCT 1995)
                    (Applies if this contract exceeds $500,000.)

52.242-10               F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING
OR PREPAID POSTAGE (APR 1984)

52.242-11               F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING
OR INDICIA MAIL (FEB 1993)

52.242-12               REPORT OF SHIPMENT (REPSHIP) (JUL 1995)

52.242-13               BANKRUPTCY (JUL 1995)

52.243-2               CHANGES--COST-REIMBURSEMENT (AUG 1987)

52.243-6               CHANGE ORDER ACCOUNTING (APR 1984)

52.244-2               SUBCONTRACTS (COST-REIMBURSEMENT AND
LETTER CONTRACTS) (FEB 1995) AND ALT I (JUL 1995)

52.244-5               COMPETITION IN SUBCONTRACTING (JAN 1996)

52.244-6               SUBCONTRACTS FOR COMMERCIAL ITEMS AND
COMMERCIAL COMPONENTS (OCT 1995)

FAR
SOURCE               TITLE AND DATE

52.245-5               GOVERNMENT PROPERTY (COST-REIMBURSEMENT,
TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS) (JAN 1986)

52.246-23               LIMITATION OF LIABILITY (APR 1984)

52.246-24               LIMITATION OF LIABILITY--HIGH VALUE ITEMS
(APR 1984)

52.247-1               COMMERCIAL BILL OF LADING NOTATIONS (APR
1984)

52.248-1               VALUE ENGINEERING (MAR 1989) (Applies if
this contract equals or exceeds $100,000.)

52.249-6               TERMINATION (COST-REIMBURSEMENT) (MAY
1986)52.249-14
              EXCUSABLE DELAYS (APR 1984) 52.251-1 GOVERNMENT
SUPPLY SOURCES (APR 1984) 52.253-1               COMPUTER
GENERATED FORMS (JAN 1991) DEFENSE FAR SUPPLEMENT (48 CFR CHAPTER
2) CLAUSES: DFARS SOURCE          TITLE AND DATE CONTRACTING
OFFICER'S REPRESENTATIVE (DEC 1991) (Applies if this contract requires a Contracting Officer's Representative (COR).) STATUTORY PROHIBITIONS ON COMPENSATION TO FORMER DEPARTMENT OF DEFENSE EMPLOYEES (NOV 1995) (Applies if this contract exceeds $100,000.) SPECIAL PROHIBITION ON EMPLOYMENT (NOV 1995) DISPLAY OF DOD HOTLINE POSTER (DEC 1991)(Applies if this contract exceeds $5,000,000.)

252.204-7000          DISCLOSURE OF INFORMATION (DEC 1991)

252.204-7003          CONTROL OF GOVERNMENT PERSONNEL WORK
PRODUCT (APR 1992)

252.205-7000          PROVISION OF INFORMATION TO COOPERATIVE
AGREEMENT HOLDERS (DEC 1991) (Applies if this contract exceeds
$500,000.)

252.208-7000          INTENT TO FURNISH PRECIOUS METALS AS
GOVERNMENT-
                    FURNISHED MATERIAL (DEC 1991)

252.209-7000          ACQUISITION FROM SUBCONTRACTORS SUBJECT TO
ON-SITE INSPECTION UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCES
(INF) TREATY (NOV 1995)

252.209-7004          REPORTING OF COMMERCIAL TRANSACTIONS WITH
THE GOVERNMENT OF A TERRORIST COUNTRY (SEP 1994)

252.211-7000          ACQUISITION STREAMLINING (DEC 1991)

252.215-7000          PRICING ADJUSTMENTS (DEC 1991)

DFARS SOURCE          TITLE AND DATE

252.215-7002          COST ESTIMATING SYSTEM REQUIREMENTS
                    (DEC 1991)

252.217-7016          PLANT PROTECTION (DEC 1991)

252.219-7003          SMALL, SMALL DISADVANTAGED BUSINESS AND
WOMEN OWNED SMALL SUBCONTRACTING PLAN (DoD CONTRACTS) (NOV 1995)

252.219-7005          INCENTIVE FOR SUBCONTRACTING WITH SMALL
BUSINESSES,
                    SMALL DISADVANTAGED BUSINESSES, HISTORICALLY
BLACK COLLEGES AND UNIVERSITIES AND MINORITY INSTITUTIONS (DEC
1991)

252.222-7001          RIGHT OF FIRST REFUSAL OF EMPLOYMENT--
CLOSURE OF MILITARY INSTALLATIONS (APR 1993)

252.223-7002          SAFETY PRECAUTIONS FOR AMMUNITION AND
EXPLOSIVES (DEC 1991)

252.223-7003          CHANGE IN PLACE OF PERFORMANCE - AMMUNITION
(MAY 1994)

252.223-7004          DRUG-FREE WORK FORCE (SEP 1988)

252.225-7001          BUY AMERICAN ACT AND BALANCE OF PAYMENTS
PROGRAM (JAN 1994)

252.225-7002          QUALIFYING COUNTRY SOURCES AS
SUBCONTRACTORS (DEC 1991)

252.225-7007          TRADE AGREEMENT (JAN 1994)

252.225-7009          DUTY-FREE ENTRY--QUALIFYING COUNTRY END
PRODUCTS AND SUPPLIES (DEC 1991)

252.225-7010          DUTY-FREE ENTRY-ADDITIONAL PROVISIONS (DEC
1991)

252.225-7012          PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES
(NOV 1995)

252.225-7014          PREFERENCE FOR DOMESTIC SPECIALTY METALS
and Alt I (NOV 1995) AND ALTERNATE I (DEC 1991)

DFARS SOURCE          TITLE AND DATE

252.225-7015          PREFERENCE FOR DOMESTIC HAND OR MEASURING
TOOLS (DEC 1991)

252.225-7016          RESTRICTION ON ACQUISITION OF ANTIFRICTION
BEARINGS (NOV 1995)

252.225-7017          PREFERENCE FOR UNITED STATES AND CANADIAN
VALVES AND MACHINE TOOLS (APR 1995)

252.225-7019          RESTRICTION ON ACQUISITION OF FOREIGN
ANCHOR AND MOORING CHAIN (DEC 1991)

252.225-7022          RESTRICTION ON ACQUISITION OF POLYACRYL-
ONITRILE (PAN) BASED CARBON FIBER (DEC 1991)

252.225-7025          FOREIGN SOURCE RESTRICTIONS (APR 1993)

252.225-7026          REPORTING OF CONTRACT PERFORMANCE OUTSIDE
THE UNITED STATES (NOV 1995) (Applies if this contract exceeds
$500,000 or is modified to exceed $500,000.)

252.225-7028          EXCLUSIONARY POLICIES AND PRACTICES OF
FOREIGN GOVERNMENTS (DEC 1991)

252.225-7029          PREFERENCE FOR UNITED STATES OR CANADIAN
AIR CIRCUIT
                    BREAKERS (APR 1995)

252.225-7031          SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)

252.225-7034          RESTRICTION ON ACQUISITION OF COAL
PETROLEUM PITCH CARBON FIBER (MAY 1994)

252.227-7013          RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL
ITEMS (NOV 1995)

252.227-7014          RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE
AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION (JUN 1995)

252.227-7016          RIGHTS IN BID OR PROPOSAL INFORMATION (JUN
1995)

252.227-7019          VALIDATION OF ASSERTED RESTRICTIONS--
COMPUTER SOFTWARE (JUN 1995)

DFARS SOURCE          TITLE AND DATE

252.227-7025          LIMITATIONS ON THE USE OR DISCLOSURE OF
GOVERNMENT FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS
(JUN 1995)

252.227-7027          DEFERRED ORDERING OF TECHNICAL DATA AND
COMPUTER SOFTWARE (APR 1988)

252.227-7030          TECHNICAL DATA--WITHHOLDING OF PAYMENT (OCT
1988)

252.227-7036          CERTIFICATION OF TECHNICAL DATA CONFORMITY
(MAY 1987)

252.227-7037          VALIDATION OF RESTRICTIVE MARKINGS ON
TECHNICAL DATA (NOV 1995)

252.231-7000          SUPPLEMENTAL COST PRINCIPLES (DEC 1991)

252.232-7006          REDUCTION OR SUSPENSION OF CONTRACT
PAYMENTS UPON FINDING OF FRAUD (AUG 1992)

252.233-7000          CERTIFICATION OF CLAIMS AND REQUESTS FOR
ADJUSTMENT OR RELIEF (MAY 1994)

252.242-7000          POSTAWARD CONFERENCE (DEC 1991)

252.242-7001          CERTIFICATION OF INDIRECT COST (DEC 1991)

252.242-7003          APPLICATION FOR U.S. GOVERNMENT SHIPPING
DOCUMENTATION/INSTRUCTIONS (DEC 1991)

252.242-7004          MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM
(DEC 1991) (Applies if this contract exceeds $25,000, unless it is set aside exclusively for a small business or small disadvantaged business concern.)

252.242-7005          COST/SCHEDULE STATUS REPORT (DEC 1991)

252.245-7001          REPORTS OF GOVERNMENT PROPERTY (MAY 1994)

252.246-7000          MATERIAL INSPECTION AND RECEIVING REPORT
(DEC 1991)

DFARS SOURCE          TITLE AND DATE

252.248-7000          PREPARATION OF VALUE ENGINEERING CHANGE
PROPOSAL (MAY 1994)

252.249-7001          NOTIFICATION OF SUBSTANTIAL IMPACT ON
EMPLOYMENT
                    (DEC 1991) (Applies if this contract equals or exceeds $5 million or has a subcontract of $500,000 or more.)

252.249-7002          NOTIFICATION OF PROPOSED PROGRAM
TERMINATION OR REDUCTION (MAY 1995)

252.251-7000          ORDERING FROM GOVERNMENT SUPPLY SOURCES
(MAY 1995)

SECTION I-2 - ADDITIONAL CONTRACT CLAUSES:

The following clauses are incorporated in full text.

FAR 52.217-7     OPTIONS FOR INCREASED QUANTITY-- SEPARATELY
PRICED LINE ITEM (MARCH 1989)(NAVSEA VARIATION II) (SEP 1990)

          (a) By written notice to the Contractor, the Contracting Officer may exercise, if at all, any of the Option Items identified in Section B and require the Contractor to provide, within the performance period specified in Section F, the work described in Section C for such Option(s) Item(s) at the estimated cost and base fee set forth in Section B. The option(s) may be exercised after the Contractor's receipt of the Specification Work Package prepared by the Planning Supervisor in accordance with the procedures stated in Section C, but in any event, the Option(s) shall be exercised, if at all, on or before the following dates:

FISCAL YEAR     ITEM     LATEST OPTION EXERCISE DATE

FY 96:          0007          06/14/96
               0008          06/14/96

FY 97:          0009          09/30/97
               0010          09/30/97
               0011          09/30/97

FY 98:          0012          11/07/97
               0013          01/09/98
               0014          04/03/98
               0015          09/30/98
               0016          09/30/98

FY 99:          0017          07/09/99
               0018          07/09/99
               0019          09/30/99

FY 00:          0020          11/05/99
               0021          09/29/00
               0022          09/29/00
               0023          09/29/00

FY 01:          0024          01/12/01
               0025          01/12/01
               0026          05/04/01

          (b) The exercise of any item identified under Section B as an Option Item shall also extend the period of performance for the Contract Data Requirements List, DD 1423, Exhibit "A" and the
Provisioning Technical Documentation, Exhibit "B".

FAR 52.252-6     AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

          (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

          (b) The use in this solicitation or contract of Defense
Federal Acquisition Regulation Supplement (48 CFR .....) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

(End of clause)

FAR 52.222-2     PAYMENT FOR OVERTIME PREMIUMS)(JUL 1990)

          (a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed *
___________ or the overtime premium is paid for work ---

               (1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

               (2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

               (3)  To perform tests, industrial processes,
laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or
               (4) That will result in lower overall costs to the Government.

          (b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall ---

               (1)  Identify the work unit; e.g., department or
section in which the requested overtime will be used, together with present workload, staffing and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for overtime;

               (2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

               (3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

               (4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

                    * Insert either zero or the dollar amount agreed to during negotiations. The inserted figure does not apply to the exceptions in subparagraph (a)(1) through (a)(4) of the clause.

FAR 52.203-9     REQUIREMENT FOR CERTIFICATE OF PROCUREMENT
INTEGRITY-MODIFICATION (SEP 1995)

          (a) Definitions.  The definitions set forth in FAR
3.104-4 are hereby incorporated in this clause.

          (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

          (c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification. The certification in paragraph (c)(2) of this clause is not required for a modification which procures commercial items.

     CERTIFICATE OF PROCUREMENT INTEGRITY - MODIFICATION (SEP
1995)

          (1) I, [Name of Certifier], am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement (contract and modification number).

          (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of (Name of Offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), of (f) of the Act, as implemented in the FAR, pertaining to this procurement.

          (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity - Modification (Continuation Sheet), ENTER
"NONE" IF NONE EXIST

[Signature of the officer or employee responsible for the
modification proposal and date]
_____________________________________________________

[Typed name of the officer or employee responsible for the
modification proposal]
______________________________________________________________

* Subsections 27(a)(b), and (d) are effective on December 1,
1990.  Subsection 27(f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

 (End of certification)
          (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27(i.e., prior to Dec 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certification shall be maintained by the Contractor for a period of 6 years from the date a certifying employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

          (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

(End of clause)

252.217-7014     DISCHARGE OF LIENS (DEC 1991)

          (a) The Contractor shall immediately discharge or cause to be discharged any lien or right in rem of any kind, other than in favor of the Government, that exists or arises in connection with work done or material furnished under any job order under this agreement.

          (b) If any lien or right in rem is not immediately discharged, the Government, at the expense of the Contractor, may discharge, or cause to be discharged, the lien or right.

(End of clause)

252.247-7023     TRANSPORTATION OF SUPPLIES BY SEA (NOV 1995)

          (a) Definitions.

As used in this clause --

                    (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

                    (2) "Department of Defense" (DoD) means the
Army, Navy, Air Force, Marine Corps., and defense agencies.

                    (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

                    (4) "Ocean transportation" means any
transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

                    (5) "Subcontractor" means a supplier,
materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditional upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract. However, effective May 1, 1996, the term does not include a supplier, materialman, distributor, or vendor of commercial items or commercial components.

                    (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

                         (i) An item is clearly identifiable for
eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.
                         (ii) "Supplies" includes (but is not
limited to) public works; buildings and facilities; ships; floating equipment and vessels of every characters, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

                    (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

          (b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.- flag vessels, if the Contractor or a subcontractor believes that
--

                    (1) U.S.-flag vessels are not available for timely shipment;

                    (2) The freight charges are inordinately excessive or unreasonable; or

                    (3) Freight charges are higher than charges to private persons for transportation of like goods.

          (c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum --

                 (1) Type, weight, and cube of cargo;

                 (2) Required shipping date;

                 (3) Special handling and discharge requirements;

                 (4) Loading and discharge points;

                 (5) Name of shipper and consignee;

                 (6) Prime contract number; and

                 (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

          (d) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information --

           (1) Prime contract number;

           (2) Name of vessel;

           (3) Vessel flag of registry;

           (4) Date of loading;

            (5) Port of loading;

           (6) Port of final discharge;

           (7) Description of commodity;

          (8) Gross weight in pounds and cubic feet if available;

         (9) Total ocean freight in U.S. dollars; and

         (10) Name of the steamship company.

          (e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief --

                    (1) No ocean transportation was used in the performance of this contract;

                    (2) Ocean transportation was used and only
U.S.-flag vessels used for all ocean shipments under the contract;

                    (3) Ocean transportation was used, and the Contractor has the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

                    (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

                   ITEM               CONTRACT
               DESCRIPTION           LINE ITEMS          QUANTITY

TOTAL

(f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(g) The Contractor shall include this clause, including this paragraph (g) in all subcontracts under this contract, which exceed the simplified acquisition threshold in Part 13 of the Federal Acquisition Regulation.

(End of Clause)

FAR 52.223-7     NOTICE OF RADIOACTIVE MATERIALS (NOV 1991)

          (a) The Contractor shall notify the Contracting Officer or designee, in writing, ____3____ days prior to the delivery of, or prior to completion of any servicing required by this contract of, items containing either (1) radioactive material requiring specific licensing under the regulations issued pursuant to the Atomic Energy Act of 1954, as amended, as set forth in Title 10 of the Code of Federal Regulations, in effect on the date of this contract, or (2) other radioactive material not requiring specific licensing in which the specific activity is greater than
0.002 microcuries per gram or the activity per item equals or exceeds 0.01 microcuries. Such notice shall specify the part or parts of the items which contain radioactive materials, a description of the materials, the name and activity of the isotape, the manufacturer of the materials, and any other information known to the Contractor which will put users of the items on notice as to the hazards involved (OMB No. 9000-0107).
______

          (b) If there has been no change affecting the quantity of activity, or the characteristics and composition of the radioactive material from deliveries under this contract or prior contracts, the Contractor may request that the Contracting
Officer or designee waive the notice requirement in paragraph (a) of this clause. Any such request shall -

               (1) Be submitted in writing;

               (2) Contain a certification that the quantity of activity, characteristics, and composition of the radioactive material have not changed; and

               (3) Cite the contract number on which the prior notification was submitted and the contracting office to which it was submitted.

          (c) All items, parts, or subassemblies which contain radioactive materials in which the specific activity is greater than 0.002 microcuries per gram or activity per item equals or exceeds 0.01 microcuries, and all containers in which such items, parts or subassemblies are delivered to the Government shall be clearly marked and labeled as required by the latest revision of MIL-STD 129 in effect on the date of the contract.

          (d) This clause, including this paragraph (d), shall be inserted in all subcontracts for radioactive materials meeting the criteria in paragraph (a) of this clause.

(End of Clause)

PART III
LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

SECTION J
LIST OF ATTACHMENTS

     (a) Any contract awarded as a result of this solicitation will consist of the following sections of this solicitation, and the documents, exhibits, and attachments described in paragraph B below:

     I.     Part I - The Schedule (Sections A through H)

     II.     Part II - Contract Clauses (Section I)

     III.     Part III - List of Documents, Exhibits, and Other
          Attachments (Section J)

     IV. Any other material and/or documents specifically incorporated by reference into the contract.

     (b) Part IV of the solicitation shall not be incorporated physically into the contract. However, Section K, "Representations, Certifications and Other Statements of Offerors or Quoters" shall be retained in the contract file, and acceptance of a proposal under this contract shall incorporate Section K by reference in the resultant contract. (FAR 15.406-1(b)).

     (c) Documents, exhibits, and other attachments that will form a part of this contract are as follows:

     1.     Exhibit A          -  Contract Data Requirements List
(DD Form 1423)

     2.     Exhibit B          -  Contract Data Requirements List
(DD Form 1423)

     3.     Exhibit C          -  Contract Data Requirements List
(DD Form 1423)

     4.     Attachment J-1     -  Notional Work Specification
Package for AOE Class (Provided by SUPSHIP San Diego under separate cover)

     5.     Attachment J-2 -  Provisioning Requirements Statement
(DD Form 1949-1/2)

     6.     Attachment J-3 -  Contract Security Classification
Certification (DD Form 254)

     7.     Attachment J-4 -  Accounting and Appropriation Data
Sheet (To be provided at contract award)